UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number            811-21475

                           RBC Funds Trust

(Exact name of registrant as specified in charter)

50 South Sixth Street, Suite 2350

                    Minneapolis, MN 55402

(Address of principal executive offices) (Zip code)

Tara Tilbury

50 South Sixth Street, Suite 2350

                       Minneapolis, MN 55402

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (612)-376-7132

Date of fiscal year end:  March 31

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Annual Report For the year ended March 31, 2019 RBC Emerging Markets Equity Fund RBC Emerging Markets Small Cap Equity Fund RBC Emerging Markets Value Equity Fund RBC Global Owpportunities Fund RBC International Opportunities Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, If you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund. Global Asset Management

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents	Letter from the Portfolio Manager of Emerging Market Equities	1
	Letter from the Portfolio Manager of Global Equities	4
	Portfolio Managers	6
	Performance Summary (Unaudited)	7
	Management Discussion and Analysis (Unaudited)
	- RBC Emerging Markets Equity Fund	10
	- RBC Emerging Markets Small Cap Equity Fund	12
	- RBC Emerging Markets Value Equity Fund	14
	- RBC Global Opportunities Fund	16
	- RBC International Opportunities Fund	18
	Schedule of Portfolio Investments	20
	Financial Statements
	- Statements of Assets and Liabilities	39
	- Statements of Operations	43
	- Statements of Changes in Net Assets	46
	Financial Highlights	51
	Notes to Financial Statements	62
	Report of Independent Registered Public Accounting Firm	82
	Other Federal Income Tax Information (Unaudited)	84
	Management (Unaudited)	86
	Share Class Information (Unaudited)	89
	Supplemental Information (Unaudited)	90
	Approval of Investment Advisory and Sub-Advisory Agreements (Unaudited)	92

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Dear Shareholder:

Market Review

Emerging markets (EM) equities posted a strong recovery in the first quarter of this year, following a challenging 2018. The main drivers of last year’s negative performance for the asset class—U.S. monetary tightening, China deleveraging, and escalating trade tensions—seem now to be largely behind us.

During the first quarter, the U.S. Federal Reserve (the “Fed”) announced that it will be patient when assessing the direction of interest rates. This was followed by confirmation that the Fed will keep interest rates on hold this year.

In China, there are signs that the government’s targeted policy easing is lifting confidence and economic activity.

Trade talks between the U.S. and China have been in progress for several months, with rising expectations that a deal will be struck as negotiations near their final stages.

Portfolio Review – RBC Emerging Markets Equity Fund

For the 12-month period ended March 31, 2019, Class I shares of the RBC Emerging Markets Equity Fund (-1.71%) delivered very strong outperformance against the benchmark, the MSCI Emerging Markets Net Total Return USD Index (-7.41%).

The Fund’s significant benchmark outperformance was driven by stock selection. At the country level, stock selection was especially strong in China and India. In terms of sectors, stock selection in information technology and financials were the key drivers of positive performance.

The Fund’s overweight to South Africa detracted from relative returns as macro and political concerns weighed on local equity markets. The Fund’s lack of exposure to energy also detracted given the sector’s strong performance last year.

Portfolio Review – RBC Emerging Markets Small Cap Equity Fund

For the 12-month period ended March 31, 2019, Class I shares of the RBC Emerging Markets Small Cap Equity Fund (-9.28%) delivered strong outperformance against the benchmark, the MSCI Emerging Markets Small Cap Net Total Return USD Index (-12.42%).

Both stock selection and top-down positioning contributed positively to performance over the period.

At the country level, stock selection was especially strong in China and India. The strategy’s significant underweight to South Korea also aided returns.

At the sector level, performance was driven by strong stock selection in consumer staples. This was partly offset by weaker stock selection in financials.

Portfolio Review – RBC Emerging Markets Value Equity Fund

For the 12-month period ended March 31, 2019, Class I shares of the RBC Emerging Markets Value Equity Fund (-12.04%) underperformed the benchmark, the MSCI Emerging Markets Net Total Return USD Index (-7.41%).

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

While sector positioning contributed positively to performance, this was offset by stock selection, which detracted from overall performance.

At the country level, stock selection was strong in China and Brazil, but weak in South Korea and Russia. The Fund’s overweight exposure to Turkey also hurt performance, given weakness in Turkey’s equity and currency markets over the period.

In terms of sectors, stock selection in financials was a key drag on performance. This was partly offset by the Fund’s overweight exposure to energy, which delivered strong returns over the period, buoyed by a recovery in oil prices.

Outlook

We continue to see a strong long-term backdrop for Emerging Market Equities bolstered by strengthening economic growth prospects relative to developed markets, improving fundamentals and earnings momentum, and attractive equity and currency valuations. Flows have been picking up in the asset class as investors transition out of U.S. equities and switch partly to EM equities; this shift could accelerate as the economic and political outlook in the U.S. becomes less attractive. Two areas to keep a close watch on are China and Technology; these segments have become large components in the EM index and have the power to drag the entire asset class up or down with them.

Phil Langham

Senior Portfolio Manager, Emerging Market Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The RBC Emerging Markets Small Cap Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. The RBC Emerging Markets Value Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

LETTER FROM THE PORTFOLIO MANAGER OF EMERGING MARKET EQUITIES

Earnings growth is not representative of the Fund’s future performance.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not a guarantee of future results.

     LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Dear Shareholder:

Market Review

The macro-political environment was a major driving force for returns over the period. During 2018, the Federal Reserve was clear about its intention to raise interest rates steadily; as we move in to 2019, it has announced that the pace of rate rises will slow, with none now expected for the remainder of the year. Towards the end of the reporting period there was a softening of the U.S./China trade dispute, but in the meantime, tariffs have been imposed and this will have an impact later on. The political backdrop in Europe has remained uncertain, particularly as it relates to the UK’s departure from the European Union, the negotiations for which are still ongoing with no clear outcome insight. This backdrop has contributed to the market volatility, and any news—whether good or bad—is amplified and the resultant price moves are significant. Markets have recovered from negative performance at the end of 2018 to rebound in the first quarter of 2019, and during this latter period, there were plenty of equities that appreciated by more than 30%.

Portfolio Review – RBC Global Opportunities Fund

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of 6.49%. That compares to an annualized total return of 2.60% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period, with our financials and healthcare names contributing most. At the stock level, relative returns were led by U.S. medical equipment and services firm Danaher, which had a strong first quarter of 2019. U.S. discount retailer TJX and Indian financial company HDFC Bank also contributed positively to relative returns. Stocks that had a negative impact on returns were German logistics firm Deutsche Post, U.S. floorings manufacturer Mohawk, and Belgian-listed global brewer Anheuser-Busch InBev.

Portfolio Review – RBC International Opportunities Fund

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of -2.46%. That compares to an annualized total return of -4.22% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Stock selection drove returns throughout the period, with our financials and healthcare names contributing most. At the stock level, relative returns were led by Indian financial company HDFC Bank, which performed well and was helped by a relatively resilient Indian market. French-domiciled aerospace group Safran and Asian insurance group AIA also contributed. Stocks that had a negative impact on returns were German logistics firm Deutsche Post, Belgian-listed global brewer Anheuser-Busch InBev, and U.S. onshore oil exploration and production company Encana.

    LETTER FROM THE PORTFOLIO MANAGER OF GLOBAL EQUITIES

Outlook

We anticipate the very top-down market environment to continue in 2019 , which will impact specific industry sectors or cohorts of the market en masse crowding out the strong competitive dynamics of individual companies. Financials are clearly very sensitive to the rate cycle and the steepness of yield curves, while we see the more stable, cash-generative sectors, such as consumer staples, real estate and uitilities behave in the opposite manner. This is not exactly a new phenomenon; however, in our portfolio, we need the underlying and unique strengths of each business model to drive long-term returns.

For our portfolios, we look for names across all sectors that have high levels of stock-specific or idiosyncratic risk, making them unique. We want those companies to have strong business models that will behave in a singular manner owing to the long-term strategic vision and execution of management teams that are thinking and acting like owners of these businesses. We are not taking explicit top-down decisions or attempting to make point forecasts on things such as interest rates, currencies, or commodities. We expect what is unique and great about our businesses to deliver the vast majority of the long-term returns that our clients experience.

Habib Subjally

Senior Portfolio Manager, Global Equities

RBC Global Asset Management (UK) Limited

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, or investment advice.

Mutual fund investing involves risk. Principal loss is possible. The Funds invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Funds may focus their investments in a region or small group of countries. As a result, the Funds’ performance may be subject to greater volatility than a more geographically diversified fund. The Funds invest in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Funds may invest may default on the payment of interest or principal on the securities when due, which could cause the Funds to lose money. These risks are described more fully in the prospectus.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk. Please refer to the Schedule of Investments in this report for a complete list of Fund holdings.

Past performance is not guarantee of future results.

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor and RBC Global Asset Management (UK) Limited (“RBC GAM-UK”) serves as the investment sub-advisor to the Funds and is responsible for the overall management of the Funds’ portfolios. The individual primarily responsible for the day-to-day management of the Funds’ portfolios is set forth below.

Philippe Langham

Senior Portfolio Manager and Head of Emerging Market Equities

Philippe Langham is Head of Emerging Market Equities at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund. Philippe joined RBC GAM-UK in November 2009 from Societe Generale Asset Management, where he was Head of Global Emerging Markets. He was previously Director and Head of Emerging Markets and Asia at Credit Suisse in Zurich. Prior to that, he managed Global Emerging Markets, Asian, Latin American and U.S. portfolios for nine years at the Kuwait Investment Office. Philippe holds a BSc in economics from the University of Manchester in England and is a Chartered Accountant.

Laurence Bensafi

Senior Portfolio Manager and Deputy Head of Emerging Markets Equity

Laurence Bensafi is Deputy Head of Emerging Markets Equity at RBC GAM-UK and is responsible for portfolio management of RBC Emerging Markets Value Equity Fund. Prior to joining RBC GAM-UK in 2013, Laurence was the Head of Aviva Investors’ Emerging Markets team, where she was responsible for managing Global Emerging Markets income funds and for developing quantitative stock selection and analysis models. Laurence began her investment career as a Quantitative Analyst at Societe Generale Asset Management, supporting European and Global Equity portfolio management by developing quantitative models to assist in the portfolio construction and security selection process. Laurence obtained a Magistere d’Economiste Statisticien & D.E.S.S. Statistique et Econometrie from Toulouse University in France. Laurence is a CFA charterholder.

Habib Subjally

Senior Portfolio Manager and Head of Global Equities

Habib Subjally is Head of Global Equities at RBC GAM-UK and is responsible for portfolio management of RBC Global Opportunities Fund and RBC International Opportunities Fund. Prior to joining RBC GAM-UK in 2014 Habib and his team spent eight years together at First State managing global equities. Previously he was Head of Small & Mid Cap Research at Credit Suisse and Head of the Global equities team at Invesco. Habib began his fund management career at Merrill Lynch Investment Managers, where he was Head of North American and Global equities research. He holds a BSc (Hons) from the London School of Economics and holds Chartered Accountant and ASIP designations.

     PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2019 (Unaudited)

RBC Emerging Markets Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(7.57)%	7.77%	4.75%	4.88%
- At Net Asset Value	(1.90)%	9.92%	5.99%	6.07%	1.13%	1.47%
Class I
- At Net Asset Value	(1.71)%	10.15%	6.22%	6.30%	0.88%	1.08%
Class R6
- At Net Asset Value	(1.62)%	10.16%	6.36%	6.46%	0.88%	0.98%

MSCI Emerging Markets Net Total Return USD Index(d)	(7.41)%	10.68%	3.68%	3.64%
RBC Emerging Markets Small Cap Equity Fund
Class A
- Including Max Sales Charge of 5.75%	(14.65)%	4.03%	1.22%	1.85%
- At Net Asset Value	(9.47)%	6.11%	2.42%	3.00%	1.70%	5.64%
Class I
- At Net Asset Value	(9.28)%	6.38%	2.69%	3.26%	1.45%	5.28%

MSCI Emerging Markets Small Cap Net Total Return USD Index(d)	(12.42)%	5.95%	1.76%	2.75%
RBC Emerging Markets Value Equity Fund
Class I
- At Net Asset Value	(12.04)%	N/A	N/A	(9.18)%	0.77%	7.02%
Class R6
- At Net Asset Value	(11.98)%	N/A	N/A	(9.13)%	0.71%	6.96%

MSCI Emerging Markets Net Total Return USD Index(d)	(7.41)%	N/A	N/A	(6.22)%
RBC Global Opportunities Fund
Class I
- At Net Asset Value	6.49%	14.65%	N/A	10.58%	0.86%	1.94%
Class R6
- At Net Asset Value	6.54%	14.70%	N/A	10.63%	0.81%	18.77%

MSCI ACWI Net Total Return USD Index(d)	2.60%	10.67%	N/A	6.37%
RBC International Opportunities Fund
Class I
- At Net Asset Value	(2.46)%	6.62%	N/A	3.69%	0.89%	1.26%
Class R6
- At Net Asset Value	(2.27)%	6.70%	N/A	3.75%	0.84%	29.90%

MSCI ACWI ex US Index(d)	(4.22)%	8.09%	N/A	3.32%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that

     PERFORMANCE SUMMARY (UNAUDITED)

an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The since inception date (commencement of operations) is December 20, 2013 for RBC Emerging Markets Equity Fund and RBC Emerging Markets Small Cap Equity Fund for Class A and Class I shares and November 22, 2016 for Class R6 shares, February 9, 2018 for RBC Emerging Markets Value Equity Fund for Class I and Class R6 shares and December 3, 2014 for RBC Global Opportunities Fund and RBC International Opportunities Fund for Class I shares and November 22, 2016 for Class R6 shares. The performance in the table for Class R6 shares prior to November 22, 2016 reflects the performance of the Class I shares since the Fund’s inception, adjusted to reflect the fees and expenses of Class R6 shares.

(b)	The Funds’ expenses reflect actual expenses for the most recent fiscal year ended March 31, 2019.
(c)

The Advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2020 (September 30, 2020 for RBC Emerging Markets Equity Fund). For Emerging Markets Value Equity Fund, effective July 2, 2018, the annual rate under the expense limitation agreement is 0.95% for Class I and 0.88% for Class R6. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31. 2019.

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

    PERFORMANCE SUMMARY (UNAUDITED)

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. It captures large and mid capitalization representation across emerging markets countries and covers approximately 85% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI Emerging Markets Small Cap Index includes small capitalization representation across emerging markets countries. It covers approximately 14% of the free float-adjusted market capitalization in each country. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI ex USA Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets excluding the U.S. It captures large and mid capitalization representation across developed markets and emerging markets countries excluding the U.S. and covers approximately 85% the global investable equity opportunity set outside the U.S. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity performance of developed and emerging markets. It captures large and mid capitalization representation across developed markets and emerging markets countries and covers approximately 85% of the global investable equity opportunity set. The Net Index is net of any foreign withholding tax. You cannot invest directly in an index.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Emerging Markets Equity Fund
Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities and/or investments that provide exposure to equity securities of issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term capital growth.

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of (1.71)% (Class I). That compares to an annualized total return of (7.41)% for the MSCI Emerging Markets Net Total Return USD Index, the Fund’s
primary benchmark.

Factors That Made Positive Contributions	• At The country level, stock selection in China and India • At the sector level, stock selection in information technology and financials

Factors That Detracted From Relative Returns	• An overweight to South Africa as macro and political concerns weighed on local equity markets • A lack of exposure to energy

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods.
These risks may be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the
Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.

Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 4.29% of investments.				Asset Allocation as of 3/31/19 (% of Fund’s investments) & Top Five Industries (as of 3/31/19) (% of Fund’s net assets)
Naspers Ltd.	6.10%	Unilever Plc	3.57%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Taiwan Semiconductor Manufacturing Co. Ltd.	5.00%	Ping An Insurance Group Co. of China Ltd.	3.39%
AIA Group Ltd.	4.98%	Antofagasta Plc	3.14%
Housing Development Finance Corp. Ltd.	4.79%	SM Investments Corp.	2.82%
Tata Consultancy Services Ltd.	3.67%	Credicorp Ltd.	2.57%

*A listing of all portfolio holdings can be found beginning on page 20
				Growth of $250,000 Initial Investment Since Inception (12/20/13)
The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund

Investment Strategy

Seeks to provide long-term total capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities of smaller companies and/or investments that provide exposure to equity securities of smaller issuers tied to emerging market countries that are considered by the Fund to have the potential to provide long-term total capital growth. The Fund currently considers smaller companies and issuers to be those that have a market capitalization at the time of purchase of up to $5 billion.

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of (9.28)% (Class I). That compares to an annualized total return of (12.42)% for the MSCI Emerging Markets Small Cap Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	• At the country level, stock selection in China and India • A significant underweight to South Korea • At the sector level, stock selection in consumer staples

Factors That Detracted From Relative Returns	• Weaker stock selection in financials

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and less liquidity than larger companies. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks can be greater in emerging markets. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which would cause the Fund to lose money. These risks are more fully described in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Small Cap Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Small Cap Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 3.88% of investments.				Asset Allocation as of 3/31/19 (% of Fund’s investments) & Top Five Industries (as of 3/31/19) (% of Fund’s net assets)
Cyient Ltd.	4.56%	Aramex PJSC	3.11%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Bajaj Holdings & Investment Ltd.	3.68%	Marico Ltd.	2.99%
AVI Ltd.	3.59%	Sundaram Finance Ltd.	2.74%
Inversiones La Construccion SA	3.27%	Duratex SA	2.68%
Century Pacific Food, Inc.	3.23%	Chroma ATE, Inc.	2.63%
*A listing of all portfolio holdings can be found beginning on page 24
				Growth of $250,000 Initial Investment Since Inception (12/20/13)
The graph reflects an initial investment of $250,000 over the period from December 20, 2013 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund

Investment Strategy

Seeks to provide long-term capital growth by investing, under normal circumstances, at least 80% of its assets in equity securities tied to emerging market countries that are considered to be undervalued in relation to earnings, dividends and/or assets.

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of -12.04% (Class I). That compares to an annualized total return of the MSCI Emerging Markets Net Total Return USD Index, the Fund’s primary benchmark, had a total return of -7.41%.

Factors That Made Positive Contributions	• At the country level, stock selection in China and Brazil • An overweight exposure to energy, buoyed by a recovery in oil prices

Factors That Detracted From Relative Returns	• An overweight exposure to Turkey, given weakness in Turkey’s equity and currency markets over the period • At the sector level, stock selection in financials

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund invests in value stocks, which may not increase in price as anticipated by the Adviser if they fall out of favor with investors or the markets favor faster growing companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Emerging Markets Value Equity Fund
Long-term growth of capital.				Investment Objective
MSCI Emerging Markets Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 0.51% of investments.				Asset Allocation as of 3/31/19 (% of Fund’s investments) & Top Five Industries (as of 3/31/19) (% of Fund’s net assets)
Alibaba Group Holding Ltd.	4.88%	Ping An Insurance Group Co. of China Ltd.	2.76%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Naspers Ltd.	4.80%	China Overseas Land & Investment Ltd.	2.20%
Samsung Electronics Co. Ltd.	4.39%	Reliance Industries Ltd.	2.03%
Industrial & Commercial Bank of China Ltd.	4.01%	PLA Administradora Industrial S de RL deCV	1.70%
China Construction Bank Corp.	3.77%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.39%
*A listing of all portfolio holdings can be found beginning on page 28
				Growth of $250,000 Initial Investment Since Inception (2/9/18)
The graph reflects an initial investment of $250,000 over the period from February 9, 2018 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund

Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets. Under normal circumstances, the Fund will invest at least 40% of its total assets in countries other than the United States. The Fund will normally invest in equity securities of companies domiciled in at least three countries (one of which may be the United States). The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of 6.49% (Class I). That compares to an annualized total return of 2.60% for the MSCI ACWI Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. Stocks that contributed most strongly were:

•  U.S. medical equipment and services firm Danaher, which had a strong first quarter of 2019

•  U.S. discount retailer TJX

•  Indian financial company HDFC Bank

Factors That Detracted From Relative Returns	Stocks that detracted most from relative returns were: • German logistics firm Deutsche Post • U.S. floorings manufacturer Mohawk • Belgian-listed global brewer Anheuser-Busch InBev

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Global Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 1.11% of investments.				Asset Allocation as of 3/31/19 (% of Fund’s investments) & Top Five Industries (as of 3/31/19) (% of Fund’s net assets)
Roche Holding AG	5.57%	Deutsche Post AG	4.17%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Danaher Corp.	5.37%	TJX Cos, Inc. (The)	4.13%
UnitedHealth Group, Inc.	4.83%	Estee Lauder Cos, Inc. (The)	3.68%
Unilever NV	4.83%	EOG Resources, Inc.	3.62%
Fortive Corp.	4.54%	First Republic Bank	3.50%
*A listing of all portfolio holdings can be found beginning on page 33
				Growth of $100,000 Initial Investment Since Inception (12/3/14)
The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund

Investment Strategy

Seeks to provide long-term capital growth by primarily investing in equity securities of issuers located throughout the world, including both developed and emerging markets, excluding the U.S. The Fund will invest in securities across all market capitalizations, although the Fund may invest a significant portion of its assets in companies of one particular market capitalization category.

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of (2.46)% (Class I). That compares to an annualized total return of (4.22)% for the MSCI ACWI ex USA Net Total Return USD Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Individual stock selection drove relative returns over the period. The largest contributors to relative returns were:

•  Indian financial company HDFC, which performed well and was helped by a relatively resilient Indian market

•  French-domiciled aerospace group Safran

•  Asian insurance group AIA

Factors That Detracted From Relative Returns

Stocks that detracted most from relative returns were:

•  German logistics firm Deutsche Post

•  Belgian-listed global brewer Anheuser-Busch InBev

•  U.S. onshore oil exploration and production company Encana

Mutual fund investing involves risk. Principal loss is possible. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks, and differences in accounting methods. These risks may be greater in emerging markets. The Fund may focus its investments in a region or small group of countries. As a result, the Fund’s performance may be subject to greater volatility than a more geographically diversified fund. The Fund invests in small capitalization companies, which involve greater risks such as more volatility and less liquidity than larger companies. There is a possibility that issuers of securities in which the Fund may invest may default on the payment of interest or principal on the securities when due, which could cause the Fund to lose money. These risks are described more fully in the prospectus.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Current and future holdings are subject to risk.
Past performance is not a guarantee of future results.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC International Opportunities Fund
Long-term growth of capital.				Investment Objective
MSCI ACWI ex USA Net Total Return USD Index				Benchmark
*Includes U.S. dollar denominated cash equivalent investments representing 1.07% of investments.				Asset Allocation as of 3/31/19 (% of Fund’s investments) & Top Five Industries (as of 3/31/19) (% of Fund’s net assets)
Roche Holding AG	6.17%	Deutsche Post AG	4.75%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Unilever NV	5.51%	InterContinental Hotels Group Plc	4.62%
AIA Group Ltd.	5.27%	Nidec Corp.	4.37%
Anheuser-Busch InBev NV	5.07%	Partners Group Holding AG	3.77%
HDFC Bank Ltd.	4.86%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.86%
*A listing of all portfolio holdings can be found beginning on page 36
				Growth of $100,000 Initial Investment Since Inception (12/3/14)
The graph reflects an initial investment of $100,000 over the period from December 3, 2014 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund

March 31, 2019

Shares		Value
Common Stocks — 95.21%
Argentina — 0.70%
243,300	Grupo Financiero Galicia SA, ADR	$6,209,016

Bangladesh — 0.58%
5,600,183	BRAC Bank Ltd.*	5,137,559

Brazil — 6.59%
1,543,000	Banco Bradesco SA	14,738,963
1,671,440	Banco do Brasil SA	20,695,828
1,028,420	Natura Cosmeticos SA	11,811,983
645,766	Raia Drogasil SA	10,725,520

		57,972,294

Chile — 3.14%
2,197,358	Antofagasta Plc	27,646,575

China — 13.63%
70,890	Baidu, Inc., ADR*	11,686,216
2,902,600	China Merchants Port Holdings Co. Ltd.	6,190,240
1,258,000	China Mobile Ltd.	12,837,050
2,286,000	China Resources Land Ltd.	10,273,101
10,853,500	Dali Foods Group Co. Ltd.(a)	8,105,969
5,388,800	Fuyao Glass Industry Group Co. Ltd., Series H(a)	18,122,766
1,365,883	Midea Group Co. Ltd., Class A	9,900,643
2,647,500	Ping An Insurance Group Co. of China Ltd., Series H	29,806,134
271,200	Tencent Holdings Ltd.	12,471,891
267,981	Weifu High-Technology Group Co. Ltd., Series B	571,955

		119,965,965

Hong Kong — 4.98%
4,387,200	AIA Group Ltd.	43,870,992

India — 11.88%
481,673	Dr. Reddy’s Laboratories Ltd., ADR	19,507,757
287,168	Hero MotoCorp Ltd.	10,582,392
1,484,364	Housing Development Finance Corp. Ltd.	42,160,297
1,117,094	Tata Consultancy Services Ltd.	32,286,347

		104,536,793

Indonesia — 2.96%
4,373,700	Bank Central Asia Tbk PT	8,534,767
164,602,500	Kalbe Farma Tbk PT	17,566,514

		26,101,281

Japan — 2.21%
199,300	SoftBank Group Corp.	19,427,109

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2019

Shares		Value
Korea — 7.96%
40,153	Amorepacific Corp.	$6,683,097
759,551	Hanon Systems	7,608,610
31,388	NCSoft Corp.	13,722,364
48,860	Samsung Fire & Marine Insurance Co. Ltd.	12,963,127
535,235	Shinhan Financial Group Co. Ltd.	19,874,453
140,355	SK Hynix, Inc.	9,202,563

		70,054,214

Malaysia — 0.85%
1,311,000	Public Bank Berhad	7,443,094

Mexico — 2.51%
211,400	Fomento Economico Mexicano SAB de CV, ADR	19,507,992
1,511,580	Kimberly-Clark de Mexico SAB de CV, Series A	2,558,984

		22,066,976

Nigeria — 0.66%
58,289,386	Guaranty Trust Bank Plc	5,828,841

Peru — 2.57%
94,360	Credicorp Ltd.	22,641,682

Philippines — 2.82%
1,392,900	SM Investments Corp.	24,801,543

South Africa — 10.62%
1,264,368	Clicks Group Ltd.	16,144,657
1,058,386	Discovery Ltd.	10,064,452
320,364	FirstRand Ltd.	1,402,772
546,784	Mondi Ltd.	12,129,364
230,520	Naspers Ltd., N Shares	53,720,763

		93,462,008

Taiwan — 11.82%
13,904,191	E.Sun Financial Holding Co. Ltd.	10,729,639
1,303,000	Giant Manufacturing Co. Ltd.	9,318,092
1,395,000	MediaTek, Inc.	12,826,078
5,108,530	Standard Foods Corp.	8,592,199
5,500,000	Taiwan Semiconductor Manufacturing Co. Ltd.	44,049,825
7,615,468	Uni-President Enterprises Corp.	18,505,447

		104,021,280

Thailand — 2.69%
5,241,200	Delta Electronics Public Co. Ltd. - FOR	11,730,375
2,024,000	Kasikornbank Public Co. Ltd., NVDR	11,972,958

		23,703,333

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2019

Shares		Value
Turkey — 1.15%
12,225,180	Enka Insaat ve Sanayi AS	$10,087,474

United Kingdom — 3.57%
545,524	Unilever Plc	31,401,945

United States — 1.32%
3,616,700	Samsonite International SA(a)	11,620,561

Total Common Stocks		838,000,535

(Cost $796,461,164)

Preferred Stocks — 0.35%
Korea — 0.35%
16,791	Samsung Fire & Marine Insurance Co. Ltd.	3,018,279

Total Preferred Stocks		3,018,279

(Cost $2,696,774)

Investment Company — 4.28%
37,693,536	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	37,693,536

Total Investment Company		37,693,536

(Cost $37,693,536)

Total Investments		$878,712,350
(Cost $836,851,474)(c) — 99.84%

Other assets in excess of liabilities — 0.16%		1,441,195

NET ASSETS — 100.00%		$880,153,545

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

NVDR - Non-Voting Depository Receipt

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Equity Fund (cont.)

March 31, 2019

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	31.48%
Consumer Staples	15.23%
Consumer Discretionary	13.80%
Information Technology	11.18%
Communication Services	7.97%
Industrials	6.00%
Materials	4.52%
Health Care	4.21%
Real Estate	1.17%
Other*	4.44%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable. See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund

March 31, 2019

Shares		Value
Common Stocks — 95.24%
Bangladesh — 1.96%
112,409	Delta Brac Housing Finance Corp Ltd.	$181,182

Brazil — 5.75%
89,000	Duratex SA	247,541
74,800	Grendene SA	160,858
12,900	Wilson Sons Ltd., BDR	123,717

		532,116

Chile — 7.08%
127,868	Inversiones Aguas Metropolitanas SA	195,418
17,369	Inversiones La Construccion SA	301,996
58,697	Parque Arauco SA	156,984

		654,398

China — 9.28%
584,000	China Bluechemical Ltd., Class H	189,981
365,000	China Overseas Property Holdings Ltd.	175,727
376,000	Goodbaby International Holdings Ltd.	109,282
269,000	Greatview Aseptic Packaging Co. Ltd.	164,580
124,100	Luthai Textile Co. Ltd., B Shares	147,964
60,927	Precision Tsugami China Corp. Ltd.	70,702

		858,236

Egypt — 1.13%
22,678	Integrated Diagnostics Holdings Plc(a)	104,319

Hong Kong — 3.44%
176,000	Public Financial Holdings Ltd.	75,813
50,000	Vitasoy International Holdings Ltd.	242,158

		317,971

India — 17.19%
6,903	Bajaj Holdings & Investment Ltd.	340,446
44,915	Cyient Ltd.	421,512
55,317	Marico Ltd.	276,748
11,257	Sundaram Finance Ltd.	253,268
27,220	TI Financial Holdings Ltd.*	190,904
19,383	Tube Investments of India Ltd.	107,306

		1,590,184

Indonesia — 2.02%
440,700	Acset Indonusa Tbk PT	48,774
1,214,100	Selamat Sempurna Tbk PT	138,188

		186,962

Korea — 7.33%
20,164	DGB Financial Group, Inc.	145,252

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2019

Shares		Value
2,659	Koh Young Technology, Inc.	$200,636
2,087	Leeno Industrial, Inc.	109,915
14,089	Macquarie Korea Infrastructure Fund	132,156
175	Medy-Tox, Inc.	90,416

		678,375

Malaysia — 2.09%
157,100	Bermaz Auto Berhad	87,005
27,160	LPI Capital Berhad	105,893

		192,898

Mexico — 2.91%
20,532	Bolsa Mexicana de Valores SAB de CV	42,629
92,500	Corp. Inmobiliaria Vesta SAB de CV	133,435
41,700	Grupo Herdez SAB de CV	92,873

		268,937

Nigeria — 0.98%
902,883	Guaranty Trust Bank Plc	90,287

Pakistan — 0.92%
31,400	Packages Ltd.	84,701

Philippines — 5.52%
1,004,450	Century Pacific Food, Inc.	298,934
489,294	Integrated Micro-Electronics, Inc.	116,533
28,970	Security Bank Corp.	95,437

		510,904

South Africa — 5.42%
53,002	AVI Ltd.	331,764
18,472	JSE Ltd.	169,333

		501,097

Sri Lanka — 1.59%
147,799	Hatton National Bank Plc	147,264

Taiwan — 10.93%
51,000	Chroma ATE, Inc.	243,389
13,000	Giant Manufacturing Co. Ltd.	92,966
25,800	Pacific Hospital Supply Co. Ltd.	62,764
5,645	Poya International Co. Ltd.	66,817
91,247	Standard Foods Corp.	153,471
8,300	Voltronic Power Technology Corp.	162,793
87,027	Wistron NeWeb Corp.	229,046

		1,011,246

Thailand — 4.43%
37,100	Aeon Thana Sinsap Thailand Public Co. Ltd., NVDR	213,773

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2019

Shares		Value
72,300	Delta Electronics Public Co. Ltd. - FOR	$161,815
111,700	MC Group Public Co. Ltd. - FOR	33,992

		409,580

United Arab Emirates — 3.11%
221,494	Aramex PJSC	287,192

United States — 2.16%
62,300	Samsonite International SA(a)	200,172

Total Common Stocks		8,808,021

(Cost $8,516,321)

Preferred Stocks — 1.23%
Korea — 1.23%
1,200	Amorepacific Corp.	113,341

Philippines — 0.00%
58,000	Security Bank Corp.*,(b),(c)	110

Total Preferred Stocks		113,451

(Cost $103,425)

Investment Company — 3.90%
360,401	U.S. Government Money Market Fund, RBC Institutional Class 1 (d)	360,401

Total Investment Company		360,401

(Cost $360,401)

Total Investments		$9,281,873
(Cost $8,980,147)(e) — 100.37%

Liabilities in excess of other assets — (0.37)%		(33,839)

NET ASSETS — 100.00%		$9,248,034

*	Non-income producing security.

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	The Pricing Committee has fair valued this security under procedures established by the Fund’s Board of Trustees.

(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Small Cap Equity Fund (cont.)

March 31, 2019

Abbreviations used are defined below:

BDR - Brazilian Depositary Receipt

FOR - Foreign Ownership Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	26.88%
Consumer Staples	16.32%
Information Technology	14.28%
Consumer Discretionary	12.38%
Industrials	9.25%
Materials	7.43%
Real Estate	5.04%
Health Care	2.78%
Utilities	2.11%
Other	3.53%

100.00%

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund

March 31, 2019

Shares		Value
Common Stocks — 95.91%
Bangladesh — 0.40%
57,422	City Bank Ltd. (The)	$18,056

Brazil — 4.97%
5,000	Banco do Brasil SA	61,910
7,600	CCR SA	22,730
8,200	Kroton Educacional SA	21,949
4,900	Sao Martinho SA	22,902
3,300	Sul America SA	24,906
1,700	Suzano SA	20,103
3,700	Vale SA, ADR	48,322

		222,822

Chile — 0.72%
1,860	Inversiones La Construccion SA	32,340

China — 30.07%
1,200	Alibaba Group Holding Ltd., ADR*	218,951
22,000	Ausnutria Dairy Corp. Ltd.	29,376
300	Baidu, Inc., ADR*	49,455
197,000	China Construction Bank Corp., Class H	169,099
49,000	China Machinery Engineering Corp., Class H	24,987
26,000	China Overseas Land & Investment Ltd.	98,943
50,000	China Petroleum & Chemical Corp., Class H	39,683
25,500	China Railway Construction Corp. Ltd., Class H	33,469
24,000	China Resources Cement Holdings Ltd.	24,866
24,000	China Resources Power Holdings Co. Ltd.	36,096
62,000	Chinasoft International Ltd.	38,454
30,000	CNOOC Ltd.	55,881
20,000	Geely Automobile Holdings Ltd.	38,380
5,800	Han’s Laser Technology Industry Group Co. Ltd.	36,341
245,000	Industrial & Commercial Bank of China Ltd., Class H	179,924
300	Kweichow Moutai Co. Ltd., Class A	38,049
3,200	Midea Group Co. Ltd., Class A	23,195
11,000	Ping An Insurance Group Co. of China Ltd., Series H	123,840
22,200	Sany Heavy Industry Co. Ltd., Class A	42,145
47,000	SITC International Holdings Co. Ltd.	48,286

		1,349,420

Colombia — 0.56%
23,369	Ecopetrol SA	25,033

Egypt — 1.03%
11,914	Commercial International Bank Egypt SAE, GDR	46,326

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2019

Shares		Value
Hong Kong — 3.01%
13,000	Kingboard Chemical Holdings Ltd.	$46,175
199,000	Pacific Basin Shipping Ltd.	42,933
40,000	Xinyi Glass Holdings Ltd.	45,932

		135,040

Hungary — 2.28%
5,059	MOL Hungarian Oil & Gas Plc	58,015
1,008	OTP Bank Plc	44,438

		102,453

India — 6.60%
12,458	Apollo Tyres Ltd.	40,008
6,344	Aurobindo Pharma Ltd.	71,806
7,367	GHCL Ltd.	26,196
2,555	Mphasis Ltd.	36,595
20,517	Redington India Ltd.	30,375
4,620	Reliance Industries Ltd.	90,923

		295,903

Indonesia — 2.03%
72,300	Bank Negara Indonesia Persero Tbk PT*	47,851
145,500	Bukit Asam Tbk PT	42,985

		90,836

Korea — 10.53%
211	Com2uSCorp	19,446
709	DB Insurance Co. Ltd.	42,916
610	Dentium Co. Ltd.	32,914
1,454	Hana Financial Group, Inc.	46,685
560	Hyundai Mipo Dockyard Co. Ltd.	29,059
131	POSCO	29,252
4,991	Samsung Electronics Co. Ltd.	196,860
175	SK Holdings Co. Ltd.	41,767
512	SK Hynix, Inc.	33,570

		472,469

Luxembourg — 0.97%
1,600	Ternium SA, ADR	43,552

Mexico — 1.70%
49,700	PLA Administradora Industrial S de RL de CV, REIT	76,149

Pakistan — 0.70%
33,500	Habib Bank Ltd.	31,543

Philippines — 1.04%
14,110	Security Bank Corp.	46,483

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2019

Shares		Value

Poland — 0.55%
1,587	Alior Bank SA*	$24,726

Russia — 5.67%
654,000	Inter RAO UES PJSC	37,257
722	LUKOIL PJSC, ADR	64,738
3,452	PhosAgro PJSC, GDR	43,330
4,618	Sberbank of Russia PJSC, ADR	61,307
145,500	Sistema PJSFC	21,152
1,071	X5 Retail Group NV, GDR	26,694

		254,478

Saudi Arabia — 0.95%
4,170	Samba Financial Group	42,697

South Africa — 7.08%
55,863	KAP Industrial Holdings Ltd.	27,279
12,069	Lewis Group Ltd.	26,052
4,250	MTN Group Ltd.	26,160
925	Naspers Ltd., N Shares	215,563
1,768	Standard Bank Group Ltd.	22,805

		317,859

Taiwan — 9.22%
7,000	Accton Technology Corp.	28,373
7,000	Chailease Holding Co. Ltd.	28,684
14,000	Chipbond Technology Corp.	32,391
5,800	Hon Hai Precision Industry Co. Ltd.	13,861
7,000	Lotes Co. Ltd.	56,617
18,000	Primax Electronics Ltd.	35,553
13,000	Sercomm Corp.	28,539
19,000	Taiwan Semiconductor Manufacturing Co. Ltd.	152,172
14,260	Wistron NeWeb Corp.	37,531

		413,721

Thailand — 1.76%
67,900	Krung Thai Bank Public Co. Ltd., FOR	41,122
10,800	PTT Global Chemical Public Co. Ltd.	22,938
25,100	Supalai Public Co. Ltd.	14,958

		79,018

Turkey — 2.05%
11,115	Haci Omer Sabanci Holding AS	15,682
3,845	TAV Havalimanlari Holding AS	16,132
26,894	Trakya Cam Sanayii AS	16,062
719	Tupras Turkiye Petrol Rafinerileri AS	16,126

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2019

Shares		Value
4,067	Turk Hava Yollari AO*	$9,462
8,586	Turkcell Iletisim Hizmetleri AS	18,640

		92,104

United Arab Emirates — 1.44%
54,307	Aldar Properties PJSC	26,846
2,366	DP World Plc	37,873

		64,719

Vietnam — 0.58%
18,760	Hoa Phat Group JSC*	26,090

Total Common Stocks		4,303,837

(Cost $4,494,266)

Preferred Stocks — 4.40%
Brazil — 3.06%
4,100	Banco do Estado do Rio Grande do Sul SA, Class B	25,331
2,300	Centrais Eletricas Brasileiras SA, Class B*	22,140
5,900	Cia Energetica de Minas Gerais	20,795
9,700	Petroleo Brasileiro SA	68,947

		137,213

Colombia — 1.34%
5,146	Banco Davivienda SA	60,370

Total Preferred Stocks		197,583

(Cost $177,065)

Investment Company — 0.51%
22,848	U.S. Government Money Market Fund, RBC Institutional Class 1 (a)	22,848

Total Investment Company		22,848

(Cost $22,848)

Total Investments		$4,524,268
(Cost $4,694,179)(b) — 100.82%

Liabilities in excess of other assets — (0.82)%		(36,916)

NET ASSETS — 100.00%		$4,487,352

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Emerging Markets Value Equity Fund (cont.)

March 31, 2019

Abbreviations used are defined below:

ADR - American Depositary Receipt

FOR - Foreign Ownership Receipt

GDR - Global Depositary Receipt

REIT - Real Estate Investment Trust

Portfolio Diversification (Unaudited)
Industries	Percentage of Net Assets
Financials	27.61%
Information Technology	17.10%
Consumer Discretionary	14.04%
Energy	10.30%
Industrials	9.55%
Materials	6.34%
Real Estate	4.83%
Communication Services	3.01%
Consumer Staples	2.61%
Utilities	2.59%
Health Care	2.33%
Other*	(0.31)%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund

March 31, 2019

Shares		Value
Common Stocks — 98.85%
Belgium — 3.22%
7,255	Anheuser-Busch InBev NV	$609,018

Finland — 1.52%
2,701	Neste Oyj	287,930

Germany — 4.17%
24,269	Deutsche Post AG	789,789

Hong Kong — 2.30%
43,598	AIA Group Ltd.	435,970

India — 3.25%
5,300	HDFC Bank Ltd., ADR	614,323

Japan — 4.94%
14,498	MISUMI Group, Inc.	361,974
4,497	Nidec Corp.	572,625

		934,599

South Africa — 2.47%
2,009	Naspers Ltd., N Shares	468,181

Spain — 2.01%
12,930	Industria de Diseno Textil SA	380,162

Switzerland — 5.57%
3,825	Roche Holding AG	1,053,997

Taiwan — 2.14%
9,900	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	405,504

United Kingdom — 10.90%
6,620	Croda International Plc	434,922
6,938	InterContinental Hotels Group Plc	417,548
22,157	St. James’s Place Plc	296,931
15,685	Unilever NV	914,462

		2,063,863

United States — 56.36%
478	Alphabet, Inc., Class A*	562,553
330	Amazon.com, Inc.*	587,648
5,600	American Water Works Co., Inc.	583,856
13,800	Blackstone Group LP (The), MLP	482,586
2,900	Citigroup, Inc.	180,438

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2019

Shares		Value
7,700	Danaher Corp.	$1,016,554
7,200	EOG Resources, Inc.	685,296
4,212	Estee Lauder Cos, Inc. (The), Class A	697,297
6,600	First Republic Bank	663,036
10,250	Fortive Corp.	859,872
4,131	Gartner, Inc.*	626,590
3,000	Incyte Corp.*	258,030
1,700	MarketAxess Holdings, Inc.	418,336
5,500	Microsoft Corp.	648,670
1,300	NVIDIA Corp.	233,428
2,100	SVB Financial Group*	466,956
14,700	TJX Cos, Inc. (The)	782,187
3,700	UnitedHealth Group, Inc.	914,862

		10,668,195

Total Common Stocks		18,711,531

(Cost $16,775,694)

Investment Company — 1.11%
210,118	U.S. Government Money Market Fund, RBC Institutional Class 1 (a)	210,118

Total Investment Company		210,118

(Cost $210,118)

Total Investments		$18,921,649
(Cost $16,985,812)(b) — 99.96%

Other assets in excess of liabilities — 0.04%		6,983

NET ASSETS — 100.00%		$18,928,632

*	Non-income producing security.

(a)	Affiliated investment.

(b)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

MLP - Master Limited Partnership

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Global Opportunities Fund (cont.)

March 31, 2019

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	18.80%
Health Care	17.14%
Consumer Discretionary	13.93%
Industrials	13.65%
Consumer Staples	11.73%
Information Technology	10.11%
Energy	5.14%
Utilities	3.08%
Communication Services	2.97%
Materials	2.30%
Other*	1.15%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund

March 31, 2019

Shares		Value
Common Stocks — 98.38%
Australia — 4.04%
317,037	Oil Search Ltd.	$1,763,915
15,619	Rio Tinto Plc	907,829

		2,671,744

Belgium — 5.07%
39,987	Anheuser-Busch InBev NV	3,356,691

Denmark — 4.48%
19,095	Novo Nordisk A/S, Class B	998,007
25,959	Orsted A/S(a)	1,968,998

		2,967,005

Finland — 1.53%
9,499	Neste Oyj	1,012,605

France — 3.75%
18,115	Safran SA	2,482,867

Germany — 4.75%
96,722	Deutsche Post AG	3,147,634

Hong Kong — 5.27%
349,200	AIA Group Ltd.	3,491,920

India — 4.86%
27,783	HDFC Bank Ltd., ADR	3,220,328

Japan — 16.30%
140,800	Astellas Pharma, Inc.	2,115,630
26,400	Komatsu Ltd.	615,742
64,500	MISUMI Group, Inc.	1,610,383
22,701	Nidec Corp.	2,890,630
13,100	Oriental Land Co. Ltd	1,489,942
16,800	Recruit Holdings Co. Ltd.	481,664
12,000	Shin-Etsu Chemical Co. Ltd.	1,009,787
9,800	Toyota Motor Corp.	577,326

		10,791,104

Netherlands — 4.90%
4,553	ASML Holding NV	855,739
92,148	ING Groep NV	1,116,590
40,214	Royal Dutch Shell Plc	1,270,993

		3,243,322

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2019

Shares		Value
South Africa — 3.65%
10,375	Naspers Ltd., N Shares	$2,417,807

Spain — 1.52%
34,105	Industria de Diseno Textil SA	1,002,741

Sweden — 2.07%
47,512	Essity AB	1,371,117

Switzerland — 9.94%
3,432	Partners Group Holding AG	2,496,652
14,833	Roche Holding AG	4,087,305

		6,583,957

Taiwan — 4.86%
78,618	Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3,220,193

Thailand — 1.97%
219,900	Kasikornbank Pcl, NVDR	1,304,627

United Kingdom — 18.38%
32,241	Croda International Plc	2,118,173
50,863	InterContinental Hotels Group Plc	3,061,079
6,677	Linde Plc	1,175,638
161,402	St. James’s Place Plc	2,162,986
62,589	Unilever NV	3,649,045

		12,166,921

Zambia — 1.04%
60,900	First Quantum Minerals Ltd.	690,414

Total Common Stocks		65,142,997

(Cost $60,799,415)

Investment Company — 1.06%
703,716	U.S. Government Money Market Fund, RBC Institutional Class 1 (b)	703,716

Total Investment Company		703,716

(Cost $703,716)

Total Investments		$65,846,713
(Cost $61,503,131)(c) — 99.44%

Other assets in excess of liabilities — 0.56%		367,720

NET ASSETS — 100.00%		$66,214,433

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC International Opportunities Fund (cont.)

March 31, 2019

(a)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b)	Affiliated investment.

(c)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

NVDR - Non-Voting Depository Receipt

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	20.83%
Industrials	16.96%
Consumer Discretionary	12.91%
Consumer Staples	12.65%
Health Care	10.88%
Materials	8.91%
Information Technology	6.16%
Energy	6.11%
Utilities	2.97%
Other*	1.62%

100.00%

* Includes cash, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, and accrued expenses payable.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2019

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $799,157,938, $8,619,746 and $4,671,331, respectively)	$841,018,814	$8,921,472	$4,501,420
Affiliated investments (cost $37,693,536, $360,401 and $22,848, respectively)	37,693,536	360,401	22,848
Cash	116	—	—
Foreign currency, at value (cost $0, $792 and $2,765, respectively)	—	762	2,765
Interest and dividend receivable	2,020,091	19,044	15,419
Receivable from advisor	—	9,424	10,000
Receivable for capital shares issued	2,394,368	—	—
Receivable for investments sold	2,398,756	32,889	1,031
Prepaid expenses and other assets	44,507	19,933	18,391

Total Assets	885,570,188	9,363,925	4,571,874

Liabilities:
Foreign currency overdraft, at value (cost $1,280,919, $0 and $0)	1,290,189	—	—
Foreign withholding tax payable	190,210	16,528	3,347
Payable for capital shares redeemed	158,552	—	—
Payable for investments purchased	3,137,890	24,470	16,860
Accrued expenses and other payables:
Investment advisory fees	372,828	—	818
Accounting fees	13,885	7,011	6,988
Audit fees	35,107	35,107	35,107
Trustees’ fees	807	7	21
Distribution fees	5,604	10,907	—
Custodian fees	63,086	8,851	5,373
Shareholder reports	22,079	3,277	3,133
Transfer agent fees	110,453	1,887	3,589
Other	15,953	7,846	9,286

Total Liabilities	5,416,643	115,891	84,522

Net Assets	$880,153,545	$9,248,034	$4,487,352

Net Assets Consists of:
Capital	$839,249,585	$8,969,289	$5,095,765
Accumulated earnings (loss)	40,903,960	278,745	(608,413)

Net Assets	$880,153,545	$9,248,034	$4,487,352

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2019

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund		RBC Emerging Markets Value Equity Fund
Net Assets
Class A	$14,814,689		$2,865,189	$	N/A
Class I	766,140,979		6,382,845		2,245,391
Class R6	99,197,877		N/A		2,241,961

Total	$880,153,545		$9,248,034		$4,487,352

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	1,253,771		277,327		N/A
Class I	63,782,143		617,425		256,949
Class R6	8,220,632		N/A		256,553

Total	73,256,546		894,752		513,502

Net Asset Values and Redemption Prices Per Share:
Class A	$11.82		$10.33	$	N/A

Class I	$12.01		$10.34		$8.74

Class R6	$12.07	$	N/A		$8.74

Maximum Offering Price Per Share:
Class A	$12.54		$10.96	$	N/A

Maximum Sales Charge - Class A	5.75%		5.75%		N/A

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2019

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $16,775,694 and $60,799,415, respectively)	$18,711,531	$65,142,997
Affiliated investments (cost $210,118 and $703,716, respectively)	210,118	703,716
Foreign currency, at value (cost $2 and $27,902, respectively)	2	27,819
Interest and dividend receivable	27,813	288,147
Receivable from advisor	6,093	—
Receivable for capital shares issued	24,592	168,000
Receivable for investments sold	64,807	—
Prepaid expenses and other assets	11,432	9,420

Total Assets	19,056,388	66,340,099

Liabilities:
Cash overdraft	—	9
Foreign withholding tax payable	610	1,220
Payable for investments purchased	71,035	—
Accrued expenses and other payables:
Investment advisory fees	—	41,187
Accounting fees	7,097	7,472
Audit fees	35,107	35,107
Trustees’ fees	16	66
Custodian fees	3,137	3,639
Shareholder reports	3,435	4,062
Transfer agent fees	3,730	26,345
Other	3,589	6,559

Total Liabilities	127,756	125,666

Net Assets	$18,928,632	$66,214,433

Net Assets Consists of:
Capital	$16,485,035	$62,268,191
Accumulated earnings (loss)	2,443,597	3,946,242

Net Assets	$18,928,632	$66,214,433

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2019

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Net Assets
Class I	$18,873,457	$66,201,813
Class R6	55,175	12,620

Total	$18,928,632	$66,214,433

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class I	1,344,742	6,443,596
Class R6	3,920	1,222

Total	1,348,662	6,444,818

Net Asset Values and Redemption Prices Per Share:
Class I	$14.04	$10.27

Class R6	$14.08	$10.33

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2019

	RBC Emerging Markets Equity Fund	RBC Emerging Markets Small Cap Equity Fund	RBC Emerging Markets Value Equity Fund
Investment Income:
Interest income	$273,840	$4,005	$275
Dividend income - unaffiliated	18,121,513	187,749	156,772
Dividend income - affiliated	102,450	2,184	71
Foreign tax withholding	(1,853,146)	(21,853)	(17,673)

Total Investment Income	16,644,657	172,085	139,445
Expenses:
Investment advisory fees	5,948,440	78,238	37,602
Distribution fees–Class A	52,808	7,001	—
Accounting fees	116,311	67,410	68,314
Audit fees	37,364	37,364	35,588
Custodian fees	368,294	51,515	36,427
Insurance fees	5,647	4,233	2,777
Legal fees	103,872	746	2,481
Registrations and filing fees	68,543	35,699	25,178
Shareholder reports	74,683	15,907	17,688
Transfer agent fees–Class A	44,705	4,022	—
Transfer agent fees–Class I	661,069	5,156	4,851
Transfer agent fees–Class R6	3,805	—	3,671
Trustees’ fees and expenses	59,650	518	383
Tax expense	37,395	27,651	4,406
Offering fees	—	—	69,492(a )
Other fees	33,598	5,105	3,665

Total expenses before fee waiver/reimbursement	7,616,184	340,565	312,523
Expenses waived/reimbursed by:
Advisor	(1,354,385)	(242,810)	(269,534)

Net expenses	6,261,799	97,755	42,989

Net Investment Income	10,382,858	74,330	96,456

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	9,089,231	203,753	(429,631)
Foreign currency transactions	(949,279)	(9,927)	(15,916)
Foreign tax	(139,815)	(1,120)	—

Net realized gains/(losses)	8,000,137	192,706	(445,547)
Net change in unrealized appreciation/ (depreciation) on:
Investments	(13,346,678)	(869,879)	(252,063)
Foreign currency	35,958	(210)	(403)
Foreign tax	640,357	10,110	(2,097)

Net unrealized losses	(12,670,363)	(859,979)	(254,563)

Change in net assets resulting from operations	$5,712,632	$(592,943)	$(603,654)

FINANCIAL STATEMENTS
Statements of Operations (cont.)

(a)

The offering costs referenced in the Statement of Operations for Emerging Markets Value Equity Fund are costs incurred by the Portfolio in order to establish it for sale. These costs generally include any legal costs associated with registering the Portfolio. These costs are amortized over a period of 12 months from inception.

FINANCIAL STATEMENTS
Statements of Operations (cont.)

For the Year Ended March 31, 2019

	RBC Global Opportunities Fund	RBC International Opportunities Fund
Investment Income:
Interest income	$2,891	$9,408
Dividend income - unaffiliated	239,747	1,705,844
Dividend income - affiliated	1,465	6,165
Foreign tax withholding	(12,830)	(128,065)

Total Investment Income	231,273	1,593,352
Expenses:
Investment advisory fees	117,386	491,051
Accounting fees	52,341	63,469
Audit fees	37,364	37,364
Custodian fees	11,867	22,724
Insurance fees	4,233	4,233
Legal fees	1,612	16,204
Registrations and filing fees	37,758	39,400
Shareholder reports	16,258	17,695
Transfer agent fees–Class I	13,200	68,588
Transfer agent fees–Class R6	3,551	3,545
Trustees’ fees and expenses	1,344	5,422
Tax expense	1,380	770
Other fees	5,225	7,763

Total expenses before fee waiver/reimbursement	303,519	778,228
Expenses waived/reimbursed by:
Advisor	(170,697)	(231,940)

Net expenses	132,822	546,288

Net Investment Income	98,451	1,047,064

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	812,708	486,896
Foreign currency transactions	(14,776)	(140,879)

Net realized gains	797,932	346,017
Net change in unrealized appreciation/(depreciation) on:
Investments	(213,948)	(1,917,399)
Foreign currency	(657)	658

Net unrealized losses	(214,605)	(1,916,741)

Change in net assets resulting from operations	$681,778	$(523,660)

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Equity Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$10,382,858	$5,798,250
Net realized gains from investments and foreign currency	8,000,137	39,208,934
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(12,670,363)	32,146,521

Change in net assets resulting from operations	5,712,632	77,153,705

Distributions to Shareholders:
Class A	(923,996)	(411,454)
Class I	(52,139,756)	(4,538,432)
Class R6	(3,596,780)	(386,471)

Change in net assets resulting from shareholder distributions	(56,660,532)	(5,336,357)

Capital Transactions:
Proceeds from shares issued	383,033,134	428,669,638
Distributions reinvested	52,322,786	4,689,862
Cost of shares redeemed	(153,903,229)	(108,881,276)

Change in net assets resulting from capital transactions	281,452,691	324,478,224

Payment by an affiliate	—	1,035,862

Payment by broker	7,645	—

Net increase in net assets	230,512,436	397,331,434
Net Assets:
Beginning of year	649,641,109	252,309,675

End of year	$880,153,545	$649,641,109

Share Transactions:
Issued	32,319,026	34,084,020
Reinvested	4,799,997	365,021
Redeemed	(12,915,670)	(8,177,330)

Change in shares resulting from capital transactions	24,203,353	26,271,711

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$74,330	$42,028
Net realized gains from investments and foreign currency	192,706	66,284
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(859,979)	801,798

Change in net assets resulting from operations	(592,943)	910,110

Distributions to Shareholders:
Class A	(27,276)	(72,501)
Class I	(36,519)	(88,517)

Change in net assets resulting from shareholder distributions	(63,795)	(161,018)

Capital Transactions:
Proceeds from shares issued	3,533,612	534,128
Distributions reinvested	63,533	161,018
Cost of shares redeemed	(527,653)	(140,779)

Change in net assets resulting from capital transactions	3,069,492	554,367

Net increase in net assets	2,412,754	1,303,459
Net Assets:
Beginning of year	6,835,280	5,531,821

End of year	$9,248,034	$6,835,280

Share Transactions:
Issued	343,847	47,802
Reinvested	6,529	14,965
Redeemed	(50,676)	(12,785)

Change in shares resulting from capital transactions	299,700	49,982

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Emerging Markets Value Equity Fund
	For the Year Ended March 31, 2019	For the Period Ended March 31, 2018(a)
From Investment Activities
Operations:
Net investment income	$96,456	$11,779
Net realized losses from investments and foreign currency	(445,547)	(8,114)
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(254,563)	82,341

Change in net assets resulting from operations	(603,654)	86,006

Distributions to Shareholders:
Class I	(50,085)	—
Class R6	(51,375)	—

Change in net assets resulting from shareholder distributions	(101,460)	—

Capital Transactions:
Proceeds from shares issued	5,000	5,000,000
Distributions reinvested	101,460	—
Cost of shares redeemed	—	—

Change in net assets resulting from capital transactions	106,460	5,000,000

Net increase/(decrease) in net assets	(598,654)	5,086,006
Net Assets:
Beginning of year	5,086,006	—

End of year	$4,487,352	$5,086,006

Share Transactions:
Issued	561	500,000
Reinvested	12,941	—
Redeemed	—	—

Change in shares resulting from capital transactions	13,502	500,000

(a) For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Global Opportunities Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$98,451	$45,479
Net realized gains from investments and foreign currency	797,932	641,518
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(214,605)	1,236,719

Change in net assets resulting from operations	681,778	1,923,716

Distributions to Shareholders:
Class I	(580,618)	(367,502)
Class R6	(499)	(520)

Change in net assets resulting from shareholder distributions	(581,117)	(368,022)

Capital Transactions:
Proceeds from shares issued	9,395,591	2,299,847
Distributions reinvested	578,687	367,078
Cost of shares redeemed	(2,396,032)	(85,339)

Change in net assets resulting from capital transactions	7,578,246	2,581,586

Net increase in net assets	7,678,907	4,137,280
Net Assets:
Beginning of year	11,249,725	7,112,445

End of year	$18,928,632	$11,249,725

Share Transactions:
Issued	661,106	171,786
Reinvested	48,670	27,599
Redeemed	(182,804)	(6,347)

Change in shares resulting from capital transactions	526,972	193,038

See Notes to the Financial Statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC International Opportunities Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$1,047,064	$531,910
Net realized gains from investments and foreign currency	346,017	2,928,639
Net change in unrealized appreciation/(depreciation) on investments and foreign currency	(1,916,741)	5,068,709

Change in net assets resulting from operations	(523,660)	8,529,258

Distributions to Shareholders:
Class I	(3,318,576)	(1,380,916)
Class R6	(841)	(343)

Change in net assets resulting from shareholder distributions	(3,319,417)	(1,381,259)

Capital Transactions:
Proceeds from shares issued	21,162,651	39,160,594
Distributions reinvested	3,319,417	1,367,841
Cost of shares redeemed	(19,809,085)	(7,448,076)

Change in net assets resulting from capital transactions	4,672,983	33,080,359

Net increase in net assets	829,906	40,228,358
Net Assets:
Beginning of year	65,384,527	25,156,169

End of year	$66,214,433	$65,384,527

Share Transactions:
Issued	2,260,691	3,708,633
Reinvested	372,549	119,671
Redeemed	(1,928,122)	(683,755)

Change in shares resulting from capital transactions	705,118	3,144,549

See Notes to the Financial Statements.

     FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/19	$13.05	0.21	(0.56)	(0.35)	(0.10)	(0.78)	(0.88)	$11.82
Year Ended 3/31/18	10.91	0.10	2.13	2.23	(0.09)	—(b )	(0.09)	13.05
Year Ended 3/31/17	9.81	0.11	1.10	1.21	(0.07)	(0.04)	(0.11)	10.91
Year Ended 3/31/16	10.99	0.07	(1.11)	(1.04)	(0.10)	(0.04)	(0.14)	9.81
Year Ended 3/31/15	10.20	0.07	1.05	1.12	(0.22)	(0.11)	(0.33)	10.99
Class I
Year Ended 3/31/19	$13.26	0.18	(0.51)	(0.33)	(0.14)	(0.78)	(0.92)	$12.01
Year Ended 3/31/18	11.07	0.15	2.16	2.31	(0.12)	—(b )	(0.12)	13.26
Year Ended 3/31/17	9.95	0.12	1.12	1.24	(0.08)	(0.04)	(0.12)	11.07
Year Ended 3/31/16	11.01	0.06	(1.07)	(1.01)	(0.01)	(0.04)	(0.05)	9.95
Year Ended 3/31/15	10.21	0.09	1.05	1.14	(0.23)	(0.11)	(0.34)	11.01
Class R6
Year Ended 3/31/19	$13.31	0.18	(0.50)	(0.32)	(0.14)	(0.78)	(0.92)	$12.07
Year Ended 3/31/18	11.13	0.15	2.15	2.30	(0.12)	—(b )	(0.12)	13.31
Period Ended 3/31/17(c)	10.08	0.04	1.08	1.12	(0.03)	(0.04)	(0.07)	11.13

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

(c)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)(b)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class A
Year Ended 3/31/19	(1.90)%		$ 14,815	1.13%		1.74%		1.47%		19%
Year Ended 3/31/18	20.42	%(c)	48,235	1.03	%(d)	0.76%		1.55%		42%
Year Ended 3/31/17	12.42%		5,115	0.98%		1.09%		1.80%		19%
Year Ended 3/31/16	(9.39)%		2,540	1.14	%(e)	0.71%		2.74%		19%
Year Ended 3/31/15	11.17%		2,849	1.45%		0.64%		4.96%		37%
Class I
Year Ended 3/31/19	(1.71)%		$766,141	0.88%		1.46%		1.08%		19%
Year Ended 3/31/18	20.81	%(c)	556,822	0.78	%(d)	1.20%		1.18%		42%
Year Ended 3/31/17	12.56%		223,971	0.73%		1.18%		1.30%		19%
Year Ended 3/31/16	(9.18)%		75,250	0.75	%(e)	0.62%		1.89%		19%
Year Ended 3/31/15	11.38%		4,017	1.20%		0.87%		4.65%		37%
Class R6
Year Ended 3/31/19	(1.62)%		$ 99,198	0.88%		1.47%		0.98%		19%
Year Ended 3/31/18	20.63	%(c)	44,584	0.77	%(d)	1.16%		1.09%		42%
Period Ended 3/31/17(f)	11.20	%(g)	23,224	0.73	%(h)	0.95	%(h)	1.28	%(h)	19%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)	Includes a payment made by the sub-advisor. The impact of the payment to total returns for each class is 0.17%.

(d)

Beginning January 2, 2018, the net operating expenses were contractually limited to 1.13%, 0.88% and 0.88% of average daily net assets for Class A, Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

(e)

Beginning August 3, 2015, the net operating expenses were contractually limited to 0.975% and 0.725% of average daily net assets for Class A and Class I respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2016.

(f)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

(g)	Not annualized.

(h)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/19	$11.48	0.11	(1.16)	(1.05)	—	(0.10)	(0.10)	$10.33
Year Ended 3/31/18	10.15	0.06	1.54	1.60	(0.26)	(0.01)	(0.27)	11.48
Year Ended 3/31/17	9.35	0.06	1.14	1.20	(0.40)	—	(0.40)	10.15
Year Ended 3/31/16	10.49	0.12	(1.16)	(1.04)	(0.02)	(0.08)	(0.10)	9.35
Year Ended 3/31/15	10.37	0.03	0.44	0.47	(0.20)	(0.15)	(0.35)	10.49
Class I
Year Ended 3/31/19	$11.49	0.13	(1.16)	(1.03)	(0.02)	(0.10)	(0.12)	$10.34
Year Ended 3/31/18	10.15	0.09	1.55	1.64	(0.29)	(0.01)	(0.30)	11.49
Year Ended 3/31/17	9.35	0.08	1.15	1.23	(0.43)	—	(0.43)	10.15
Year Ended 3/31/16	10.49	0.14	(1.15)	(1.01)	(0.05)	(0.08)	(0.13)	9.35
Year Ended 3/31/15	10.37	0.06	0.44	0.50	(0.23)	(0.15)	(0.38)	10.49

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Small Cap Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)(b)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/19	(9.47)%	$2,865	1.70%		1.08%	5.64%	33%
Year Ended 3/31/18	16.53%	3,070	1.77	%(c)	0.55%	4.66%	26%
Year Ended 3/31/17	13.24%	2,625	1.85%		0.57%	5.02%	38%
Year Ended 3/31/16	(9.86)%	2,319	1.85%		1.25%	5.42%	34%
Year Ended 3/31/15	4.64%	2,719	1.85%		0.31%	5.58%	32%
Class I
Year Ended 3/31/19	(9.28)%	$6,383	1.45%		1.27%	5.28%	33%
Year Ended 3/31/18	16.89%	3,766	1.52	%(c)	0.81%	4.43%	26%
Year Ended 3/31/17	13.53%	2,907	1.60%		0.84%	4.76%	38%
Year Ended 3/31/16	(9.60)%	2,347	1.60%		1.50%	5.17%	34%
Year Ended 3/31/15	4.93%	2,724	1.60%		0.56%	5.32%	32%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)	Excludes sales charge.

(b)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(c)

Beginning October 2, 2017, the net operating expenses were contractually limited to 1.70% and 1.45% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/19	$10.17	0.21	(1.44)	(1.23)	(0.18)	(0.02)	(0.20)	$ 8.74
Period Ended 3/31/18(b)	10.00	0.02	0.15	0.17	—	—	—	10.17
Class R6
Year Ended 3/31/19	$10.17	0.21	(1.43)	(1.22)	(0.19)	(0.02)	(0.21)	$ 8.74
Period Ended 3/31/18(b)	10.00	0.02	0.15	0.17	—	—	—	10.17

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

    FINANCIAL HIGHLIGHTS

RBC Emerging Markets Value Equity Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 3/31/19	(12.04)%		$2,245	0.77	%(b)	2.35%		7.02%		75%
Period Ended 3/31/18(c)	1.90	%(d)	2,543	1.11	%(e)	1.75	%(e)	9.98	%(e)	27%
Class R6
Year Ended 3/31/19	(11.98)%		$2,242	0.71	%(b)	2.41%		6.96%		75%
Period Ended 3/31/18(c)	1.90	%(d)	2,543	1.06	%(e)	1.80	%(e)	9.60	%(e)	27%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning July 2, 2018, the net operating expenses were contractually limited to 0.95% and 0.88% of average daily net assets for Class i and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended March 31, 2019.

(c)	For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

(d)	Not annualized.

(e)	Annualized.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/19	$13.69	0.09		0.72	0.81	(0.02)	(0.44)	(0.46)	$14.04
Year Ended 3/31/18	11.31	0.07		2.82	2.89	(0.08)	(0.43)	(0.51)	13.69
Year Ended 3/31/17	10.12	0.07		1.20	1.27	(0.08)	—	(0.08)	11.31
Year Ended 3/31/16	10.31	0.05		(0.12)	(0.07)	(0.12)	—	(0.12)	10.12
Period Ended 3/31/15(b)	10.00	0.01		0.30	0.31	—(c )	—	—(c )	10.31
Class R6
Year Ended 3/31/19	$13.77	0.13		0.68	0.81	(0.06)	(0.44)	(0.50)	$14.08
Year Ended 3/31/18	11.39	0.07		2.85	2.92	(0.11)	(0.43)	(0.54)	13.77
Period Ended 3/31/17(d)	10.42	—(c	)	0.97	0.97	—	—	—	11.39

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(c)	Less than $0.01 or $(0.01) per share.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

    FINANCIAL HIGHLIGHTS

RBC Global Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 3/31/19	6.49%		$18,873	0.86%		0.64%		1.94%		28%
Year Ended 3/31/18	25.71%		11,236	0.94	%(b)	0.50%		2.52%		30%
Year Ended 3/31/17	12.58%		7,102	1.05%		0.65%		3.26%		36%
Year Ended 3/31/16	(0.63)%		5,197	1.05%		0.48%		3.97%		34%
Period Ended 3/31/15(c)	3.13	%(d)	5,155	1.05	%(e)	0.19	%(e)	3.46	%(e)	11%
Class R6
Year Ended 3/31/19	6.54%		$55	0.81%		0.95%		18.77%		28%
Year Ended 3/31/18	25.80%		14	0.90	%(b)	0.56%		30.59%		30%
Period Ended 3/31/17(f)	9.31	%(d)	11	1.00	%(e)	0.10	%(e)	77.25	%(e)	36%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.86% and 0.81% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(c)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(d)	Not annualized.

(e)	Annualized.

(f)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class I
Year Ended 3/31/19	$11.39	0.18	(0.56)	(0.38)	(0.10)	(0.64)	(0.74)	$10.27
Year Ended 3/31/18	9.69	0.11	1.88	1.99	(0.12)	(0.17)	(0.29)	11.39
Year Ended 3/31/17	9.47	0.09	0.18	0.27	(0.05)	—	(0.05)	9.69
Year Ended 3/31/16	10.21	0.12	(0.69)	(0.57)	(0.17)	—	(0.17)	9.47
Period Ended 3/31/15(b)	10.00	0.02	0.19	0.21	—(c )	—	—(c )	10.21
Class R6
Year Ended 3/31/19	$11.44	0.18	(0.55)	(0.37)	(0.10)	(0.64)	(0.74)	$10.33
Year Ended 3/31/18	9.74	0.13	1.88	2.01	(0.14)	(0.17)	(0.31)	11.44
Period Ended 3/31/17(d)	9.11	0.02	0.61	0.63	—(c )	—	—(c )	9.74

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(c)	Less than $0.01 or $(0.01) per share.

(d)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

    FINANCIAL HIGHLIGHTS

RBC International Opportunities Fund

(Selected data for a share outstanding throughout the periods indicated)

			Ratios/Supplemental Data
	Total Return(a)		Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses to Average Net Assets*		Portfolio Turnover Rate**
Class I
Year Ended 3/31/19	(2.46)%		$66,202	0.89	%(b)	1.71%		1.26	%(b)	49%
Year Ended 3/31/18	20.82%		65,372	0.94	%(c)	1.03%		1.32%		45%
Year Ended 3/31/17	2.85%		25,145	1.00%		0.99%		1.84%		38%
Year Ended 3/31/16	(5.52)%		5,483	1.00%		1.23%		3.92%		35%
Period Ended 3/31/15(d)	2.12	%(e)	5,308	1.00	%(f)	0.59	%(f)	3.50	%(f)	8%
Class R6
Year Ended 3/31/19	(2.27)%		$13	0.84	%(b)	1.69%		29.90	%(b)	49%
Year Ended 3/31/18	20.75%		13	0.89	%(c)	1.14%		30.23%		45%
Period Ended 3/31/17(g)	6.96	%(e)	11	0.95	%(f)	0.46	%(f)	77.08	%(f)	38%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)	Ratios include line of credit interest expense which is less than 0.01%.

(c)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.89% and 0.84% of average daily net assets for Class I and Class R6, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

(d)	For the period from December 3, 2014 (commencement of operations) to March 31, 2015.

(e)	Not annualized.

(f)	Annualized.

(g)	For the period from November 22, 2016 (commencement of operations) to March 31, 2017.

See Notes to the Financial Statements.

     NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following five investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Emerging Markets Equity Fund (“Emerging Markets Equity Fund”)

- RBC Emerging Markets Small Cap Equity Fund (“Emerging Markets Small Cap Equity Fund”)

- RBC Emerging Markets Value Equity Fund (“Emerging Markets Value Equity Fund”)

- RBC Global Opportunities Fund (“Global Opportunities Fund”)

- RBC International Opportunities Fund (“International Opportunities Fund”)

Emerging Markets Equity Fund offers three share classes: Class A, Class R6 and Class I shares. Emerging Markets Small Cap Equity Fund offers two share classes: Class A and Class I shares. Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund each offer two share classes: Class I and Class R6 shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I and Class R6 shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and RBC Global Asset Management (UK) Limited (“RBC GAM-UK” or “Sub-Advisor”) serves as the investment sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

    NOTES TO FINANCIAL STATEMENTS

Security Valuation:

The Board has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Equity securities are generally valued on the basis of prices furnished by third-party pricing services approved by the Board. Equity securities listed on one or more exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the regularly scheduled closing time of the exchange and are categorized as Level 1 in the fair value hierarchy. (See “Fair Value Measurements” below for additional information). An equity security not listed on an exchange but listed on NASDAQ shall be valued at the NASDAQ official closing price and is also categorized as Level 1. If there was no sale on the primary exchange on the day the net asset value is calculated or a NASDAQ official closing price is not available, the most recent bid quotation generally will be used and such securities will generally be categorized as Level 2. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Foreign securities valued in non-U.S. dollars are valued in the foreign currency and then converted into the U.S. dollar equivalent using the foreign exchange rate in effect at the close of (NYSE) on the day the security’s value is determined. The value of securities traded in markets outside the United States may be affected on a day that the NYSE is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

Many securities markets and exchanges outside of North American and South American time zones close prior to the close of the NYSE; therefore, the closing prices for equity securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. The Funds have procedures in place to fair value foreign equity securities traded in countries outside North American and South American time zones daily in order to take into account, among other things, any significant events occurring after the close of trading in a foreign market. The Funds receive adjusted fair value prices from a designated independent pricing vendor. In general, the vendor utilizes a multi-factor model to consider such information as the issue’s closing price, relevant general and sector indices and currency fluctuations to generate an evaluated adjustment factor for each security and provide an evaluated fair value price. The Funds generally categorize such evaluated fair value prices as Level 2 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

    NOTES TO FINANCIAL STATEMENTS

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

• Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

• Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

• Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

    NOTES TO FINANCIAL STATEMENTS

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Equity Fund Assets:
Investments in Securities
Common Stocks
Argentina	$6,209,016	$—	$—	$6,209,016
Bangladesh	—	5,137,559	—	5,137,559
Brazil	57,972,294	—	—	57,972,294
Chile	—	27,646,575	—	27,646,575
China	11,686,216	108,279,749	—	119,965,965
Hong Kong	—	43,870,992	—	43,870,992
India	19,507,757	85,029,036	—	104,536,793
Indonesia	—	26,101,281	—	26,101,281
Japan	—	19,427,109	—	19,427,109
Korea	—	70,054,214	—	70,054,214
Malaysia	—	7,443,094	—	7,443,094
Mexico	22,066,976	—	—	22,066,976
Nigeria	—	5,828,841	—	5,828,841
Peru	22,641,682	—	—	22,641,682
Philippines	—	24,801,543	—	24,801,543
South Africa	—	93,462,008	—	93,462,008
Taiwan	—	104,021,280	—	104,021,280
Thailand	—	23,703,333	—	23,703,333
Turkey	—	10,087,474	—	10,087,474
United Kingdom	—	31,401,945	—	31,401,945
United States	—	11,620,561	—	11,620,561
Preferred Stocks	—	3,018,279	—	3,018,279
Investment Company	37,693,536	—	—	37,693,536

Total Assets	$177,777,477	$700,934,873	$—	$878,712,350

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Small Cap Equity Fund Assets:
Investments in Securities
Common Stocks
Bangladesh	$—	$181,182	$—	$181,182
Brazil	532,116	—	—	532,116
Chile	654,398	—	—	654,398
China	—	858,236	—	858,236
Egypt	104,319	—	—	104,319
Hong Kong	—	317,971	—	317,971
India	—	1,590,184	—	1,590,184
Indonesia	—	186,962	—	186,962
Korea	—	678,375	—	678,375
Malaysia	—	192,898	—	192,898
Mexico	268,937	—	—	268,937
Nigeria	—	90,287	—	90,287
Pakistan	—	84,701	—	84,701
Philippines	—	510,904	—	510,904
South Africa	—	501,097	—	501,097
Sri Lanka	—	147,264	—	147,264
Taiwan	—	1,011,246	—	1,011,246
Thailand	—	409,580	—	409,580
United Arab Emirates	—	287,192	—	287,192
United States	—	200,172	—	200,172
Preferred Stocks	—	113,341	110	113,451
Investment Company	360,401	—	—	360,401

Total Assets	$1,920,171	$7,361,592	$110	$9,281,873

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Emerging Markets Value Equity Fund Assets:
Investments in Securities
Common Stocks
Bangladesh	$—	$18,056	$—	$18,056
Brazil	222,822	—	—	222,822
Chile	32,340	—	—	32,340
China	268,406	1,081,014	—	1,349,420
Colombia	25,033	—	—	25,033
Egypt	—	46,326	—	46,326
Hong Kong	—	135,040	—	135,040
Hungary	—	102,453	—	102,453
India	—	295,903	—	295,903
Indonesia	—	90,836	—	90,836
Korea	—	472,469	—	472,469
Luxembourg	43,552	—	—	43,552
Mexico	76,149	—	—	76,149
Pakistan	—	31,543	—	31,543
Philippines	—	46,483	—	46,483
Poland	—	24,726	—	24,726
Russia	—	254,478	—	254,478
Saudi Arabia	—	42,697	—	42,697
South Africa	—	317,859	—	317,859
Taiwan	—	413,721	—	413,721
Thailand	—	79,018	—	79,018
Turkey	—	92,104	—	92,104
United Arab Emirates	—	64,719	—	64,719
Vietnam	—	26,090	—	26,090
Preferred Stocks	197,583	—	—	197,583
Investment Company	22,848	—	—	22,848

Total Assets	$888,733	$3,635,535	$—	$4,524,268

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Global Opportunities Fund Assets:
Investments in Securities
Common Stocks
Belgium	$—	$609,018	$—	$609,018
Finland	—	287,930	—	287,930
Germany	—	789,789	—	789,789
Hong Kong	—	435,970	—	435,970
India	614,323	—	—	614,323
Japan	—	934,599	—	934,599
South Africa	—	468,181	—	468,181
Spain	—	380,162	—	380,162
Switzerland	—	1,053,997	—	1,053,997
Taiwan	405,504	—	—	405,504
United Kingdom	—	2,063,863	—	2,063,863
United States	10,668,195	—	—	10,668,195
Investment Company	210,118	—	—	210,118

Total Assets	$11,898,140	$7,023,509	$—	$18,921,649

    NOTES TO FINANCIAL STATEMENTS

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
International Opportunities Fund Assets:
Investments in Securities
Common Stocks
Australia	$—	$2,671,744	$—	$2,671,744
Belgium	—	3,356,691	—	3,356,691
Denmark	—	2,967,005	—	2,967,005
Finland	—	1,012,605	—	1,012,605
France	—	2,482,867	—	2,482,867
Germany	—	3,147,634	—	3,147,634
Hong Kong	—	3,491,920	—	3,491,920
India	3,220,328	—	—	3,220,328
Japan	—	10,791,104	—	10,791,104
Netherlands	—	3,243,322	—	3,243,322
South Africa	—	2,417,807	—	2,417,807
Spain	—	1,002,741	—	1,002,741
Sweden	—	1,371,117	—	1,371,117
Switzerland	—	6,583,957	—	6,583,957
Taiwan	3,220,193	—	—	3,220,193
Thailand	—	1,304,627	—	1,304,627
United Kingdom	—	12,166,921	—	12,166,921
Zambia	690,414	—	—	690,414
Investment Company	703,716	—	—	703,716

Total Assets	$7,834,651	$58,012,062	$—	$65,846,713

During the year ended March 31, 2019, for Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Emerging Markets Value Fund, Global Opportunities Fund and International Opportunities Fund transfers to Level 2 from Level 1 in the amount of $186,143,475, $2,110,511, $1,943,191, $505,719, and $11,111,039 were due to being priced with an adjusted fair value price for the securities on March 31, 2019; securities were transferred from Level 2 to Level 1 in the amount of $106,450 for the Emerging Markets Small Cap Equity Fund since the trading market became active for the securities. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the period utilizing fair value at the beginning of the period.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Emerging Markets Small Cap Equity Fund
Preferred Stocks– (Philippines)
Balance as of 3/31/18(value)	$111
Change in unrealized appreciation (depreciation)	(1)

Balance as of 3/31/19(value)	$110

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Level 3 security shown above include the subscription price paid by the Fund when the preferred shares were received and

    NOTES TO FINANCIAL STATEMENTS

security-specific characteristics, including whether it may be converted into common shares. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement.

Financial Instruments:

Repurchase Agreements:

The Funds, may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

There were no repurchase agreements held during the year ended March 31, 2019.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2018	Purchases	Sales	Value March 31, 2019	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Emerging Markets Equity Fund	$—	$178,566,012	$140,872,476	$37,693,536	$102,450
Emerging Markets Small Cap Equity Fund	—	2,799,260	2,438,859	360,401	2,184
Emerging Markets Value Equity Fund	—	550,878	528,030	22,848	71
Global Opportunities Fund	—	2,598,027	2,387,909	210,118	1,465
International Opportunities Fund	—	12,693,160	11,989,444	703,716	6,165

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex- dividend date. In certain foreign markets where declaration of a dividend follows the ex-dividend date, the dividend will be recorded when the Fund is notified of the declaration date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of

    NOTES TO FINANCIAL STATEMENTS

the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent, they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment. These differences are primarily due to differing book and tax treatments in the timing and/or treatment of the recognition of net investment income or gain and losses, including foreign currency gains and losses, foreign taxes, partnership transactions and non-deductible expenses.

For the year ended March 31, 2019, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Emerging Markets Equity Fund	$2,244,237	$(1,303,118)	$(941,119)
Emerging Markets Small Cap Equity Fund	—	(5,914)	5,914
Emerging Markets Value Equity Fund	—	(2,581)	2,581
Global Opportunities Fund	434	(837)	403
International Opportunities Fund	—	(93,340)	93,340

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into investment advisory agreements with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM-US a monthly fee based upon average daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Equity Fund*	0.80%
Emerging Markets Small Cap Equity Fund	1.25%

    NOTES TO FINANCIAL STATEMENTS

Annual Rate
Emerging Markets Value Equity Fund*	0.80%
Global Opportunities Fund	0.76%
International Opportunities Fund	0.80%

* Prior to July 2, 2018, the annual rate for Emerging Markets Equity Fund and Emerging Markets Value Equity Fund was 0.95%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A, Class I and Class R6 shares of each Fund to the following levels:

	Class A Annual Rate	Class I Annual Rate	Class R6 Annual Rate
Emerging Markets Equity Fund	1.13%	0.88%	0.88%
Emerging Markets Small Cap Equity Fund	1.70%	1.45%	N/A
Emerging Markets Value Equity Fund*	N/A	0.95%	0.88%
Global Opportunities Fund	N/A	0.86%	0.81%
International Opportunities Fund	N/A	0.89%	0.84%

* Prior to July 2, 2018, the annual rate for Emerging Markets Value Equity Fund under the expense limitation agreement was 1.11% for Class I and 1.06% for Class R6.

This expense limitation agreement is in place until July 31, 2020 (September 30, 2020 for Emerging Markets Equity Fund) and may not be terminated by RBC GAM-US prior to that date. The agreement shall continue for additional one-year terms unless terminated or revised by the Board at any time or by RBC GAM-US at the expiration of any one-year period. Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made .by RBC GAM-US, any expenses in excess of the expense limitation and repay RBC GAM-US such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

At March 31, 2019, the amounts subject to possible recoupment under the expense limitation agreement were:

	FYE 3/31/17	FYE 3/31/18	FYE 3/31/19	Total
Emerging Markets Equity Fund	$785,515	$2,019,686	$1,340,210	$4,145,411
Emerging Markets Small Cap Equity Fund	159,332	176,300	242,638	578,270
Emerging Markets Value Equity Fund	—	57,844	279,515	337,359
Global Opportunities Fund	129,225	146,186	170,557	445,968
International Opportunities Fund	152,817	199,478	231,471	583,766

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to RBC GAM-US indirectly through its investment in an affiliated money market fund. For the year ended March 31, 2019, the amount waived was $14,175, $172, $19, $141 and $470 for the Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Emerging Markets Value Equity Fund, Global Opportunities Fund and International Opportunities Fund, respectively, and is included in expenses waived/reimbursed by Advisor in the Statements of Operations.

RBC GAM-US may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

The Funds are sub-advised by RBC GAM-UK, which is a wholly-owned subsidiary of Royal Bank of Canada, which is the parent company of the Advisor. The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

    NOTES TO FINANCIAL STATEMENTS

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by each Fund based in part on each Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $6,500 for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or Special Board meeting attended, a $1,500 fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

In conjunction with the launch of each of the Funds, the Advisor invested seed capital to provide the Fund with each of the Fund’s initial investment assets. The table below shows, as of March 31, 2019, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Emerging Markets Small Cap Equity Fund	$9,248,034	538,408	60.2%
Emerging Markets Value Equity Fund	$4,487,352	512,927	99.9%
Global Opportunities Fund	$18,928,632	551,118	40.9%
International Opportunities Fund	$66,214,433	1,050,050	16.3%

4. Fund Distribution:

Each of the Funds that offers Class A shares has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I and Class R6. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%*

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of Class A. Up to 0.25% of each Plan fee may be designated as a service fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended March 31, 2019, there were no fees waived by the Distributor.

    NOTES TO FINANCIAL STATEMENTS

For the year ended March 31, 2019, the Distributor received commissions of $2,928 front-end sales charges of Class A shares, of the Funds, of which $558 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2019 were as follows:

	Purchases	Sales
Emerging Markets Equity Fund	$332,509,158	$129,592,496
Emerging Markets Small Cap Equity Fund	4,869,802	2,005,264
Emerging Markets Value Equity Fund	3,468,076	3,354,830
Global Opportunities Fund	11,490,921	4,368,295
International Opportunities Fund	32,255,406	30,263,457

    NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,871,768	$57,250,786	$75,077	$29,740
Distributions reinvested	911,688	406,738	27,276	72,501
Cost of shares redeemed	(35,906,730)	(19,744,150)	(4,333)	(9,734)

Change in Class A	$(30,123,274)	$37,913,374	$98,020	$92,507

Class I
Proceeds from shares issued	$324,835,198	$355,734,610	$3,458,535	$504,388
Distributions reinvested	47,814,318	3,896,653	36,257	88,517
Cost of shares redeemed	(114,891,829)	(89,008,238)	(523,320)	(131,045)

Change in Class I	$257,757,687	$270,623,025	$2,971,472	$461,860

Class R6
Proceeds from shares issued	$53,326,168	$15,684,242	$—	$—
Distributions reinvested	3,596,780	386,471	—	—
Cost of shares redeemed	(3,104,670)	(128,888)	—	—

Change in Class R6	$53,818,278	$15,941,825	$—	$—

Change in net assets resulting from capital transactions	$281,452,691	$324,478,224	$3,069,492	$554,367

    NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Equity Fund		Emerging Markets Small Cap Equity Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
SHARE TRANSACTIONS:
Class A
Issued	411,695	4,714,431	7,639	2,717
Reinvested	84,966	32,102	2,803	6,738
Redeemed	(2,939,008)	(1,519,205)	(396)	(860)

Change in Class A	(2,442,347)	3,227,328	10,046	8,595

Class I
Issued	27,113,544	28,127,728	336,208	45,085
Reinvested	4,386,558	303,006	3,726	8,227
Redeemed	(9,726,048)	(6,647,984)	(50,280)	(11,925)

Change in Class I	21,774,054	21,782,750	289,654	41,387

Class R6
Issued	4,793,787	1,241,861	—	—
Reinvested	328,473	29,913	—	—
Redeemed	(250,614)	(10,141)	—	—

Change in Class R6	4,871,646	1,261,633	—	—

Change in shares resulting from capital transactions	24,203,353	26,271,711	299,700	49,982

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2019	For the Period Ended March 31, 2018(a)	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$5,000	$2,500,000	$9,358,662	$2,299,847
Distributions reinvested	50,085	—	578,188	366,557
Cost of shares redeemed	—	—	(2,396,030)	(85,339)

Change in Class I	$55,085	$2,500,000	$7,540,820	$2,581,065

Class R6
Proceeds from shares issued	$—	$2,500,000	$36,929	$—
Distributions reinvested	51,375	—	499	521
Cost of shares redeemed	—	—	(2)	—

Change in Class R6	$51,375	$2,500,000	$37,426	$521

Change in net assets resulting from capital transactions	$106,460	$5,000,000	$7,578,246	$2,581,586

    NOTES TO FINANCIAL STATEMENTS

	Emerging Markets Value Equity Fund		Global Opportunities Fund
	For the Year Ended March 31, 2019	For the Period Ended March 31, 2018(a)	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
SHARE TRANSACTIONS:
Class I
Issued	561	250,000	658,227	171,786
Reinvested	6,388	—	48,628	27,560
Redeemed	—	—	(182,804)	(6,347)

Change in Class I	6,949	250,000	524,051	192,999

Class R6
Issued	—	250,000	2,879	—
Reinvested	6,553	—	42	39

Change in Class R6	6,553	250,000	2,921	39

Change in shares resulting from capital transactions	13,502	500,000	526,972	193,038

(a)For the period from February 9, 2018 (commencement of operations) to March 31, 2018.

	International Opportunities Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$21,162,651	$39,160,594
Distributions reinvested	3,318,576	1,367,498
Cost of shares redeemed	(19,809,085)	(7,448,076)

Change in Class I	$4,672,142	$33,080,016

Class R6
Distributions reinvested	$841	$343

Change in Class R6	$841	$343

Change in net assets resulting from capital transactions	$4,672,983	$33,080,359

    NOTES TO FINANCIAL STATEMENTS

	International Opportunities Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
SHARE TRANSACTIONS:
Class I
Issued	2,260,691	3,708,633
Reinvested	372,455	119,641
Redeemed	(1,928,122)	(683,755)

Change in Class I	705,024	3,144,519

Class R6
Reinvested	94	30

Change in Class R6	94	30

Change in shares resulting from capital transactions	705,118	3,144,549

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the tax years ended March 31 of the years 2017 , 2018 and 2019 for Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund, Global Opportunities Fund and International Opportunities Fund and for the tax years ended March 31, 2018 and 2019 for the Emerging Markets Value Equity Fund), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended March 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2019, the Funds did not incur any interest or penalties.

As of March 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Emerging Markets Equity Fund	$840,438,112	$98,063,040	$(59,788,802)	$38,274,238
Emerging Markets Small Cap Equity Fund	9,186,643	992,692	(897,462)	95,230
Emerging Markets Value Equity Fund	4,717,482	270,176	(463,390)	(193,214)
Global Opportunities Fund	17,128,710	2,338,995	(546,056)	1,792,939
International Opportunities Fund	62,041,821	6,584,405	(2,779,513)	3,804,892

    NOTES TO FINANCIAL STATEMENTS

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales, passive foreign investment company mark-to-market adjustment and cumulative partnership basis adjustment.

The tax character of distributions during the year ended March 31, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$13,462,357	$43,198,175	$56,660,532	$56,660,532
Emerging Markets Small Cap Equity Fund	5,982	57,813	63,795	63,795
Emerging Markets Value Equity Fund	101,460	—	101,460	101,460
Global Opportunities Fund	84,892	496,225	581,117	581,117
International Opportunities Fund	1,047,320	2,272,097	3,319,417	3,319,417

The tax character of distributions during the year ended March 31, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
Emerging Markets Equity Fund	$5,164,447	$171,910	$5,336,357	$5,336,357
Emerging Markets Small Cap Equity Fund	153,053	7,965	161,018	161,018
Emerging Markets Value Equity Fund	—	—	—	—
Global Opportunities Fund	245,284	122,738	368,022	368,022
International Opportunities Fund	784,018	597,241	1,381,259	1,381,259

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

    NOTES TO FINANCIAL STATEMENTS

As of March 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Emerging Markets Equity Fund	Emerging Markets Small Cap Equity Fund	Emerging Markets Value Equity Fund	Global Opportunities Fund	International Opportunities Fund
Undistributed ordinary income	$1,547,029	$103,016	$13,746	$70,051	$444,997
Undistributed long term gain	1,324,096	86,989	—	580,888	—

Accumulated earnings	2,871,125	190,005	13,746	650,939	444,997
Accumulated capital loss carryforwards	—	—	(426,628)	—	—
Unrealized appreciation/ depreciation	38,032,835	88,740	(195,531)	1,792,658	3,801,596

Total Accumulated Earnings/(Losses)	$40,903,960	$278,745	$(608,413)	$2,443,597	$4,246,593

During the year ended March 31, 2019, the Funds did not utilize any capital losses.

As of March 31, 2019, the Funds did not have any capital loss carryforwards for federal income tax purposes except Emerging Markets Value Equity Fund had a short-term capital loss carryforward of $395,655, and a long-term capital loss carryforward of $30,973 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The International Opportunities Fund deferred long-term qualified late-year capital losses of $(320,405) and short-term qualified late-year capital losses of $620,756 which will be treated as arising on the first business day of the year ended March 31, 2020.

8. Market Timing:

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended March 31, 2019, redemption fees were collected by the Emerging Markets Equity Fund and Global Opportunities Fund in the amount of $17,294 and $2, respectively. There were no redemption fees collected by the other funds. Redemption fees collected by the Funds are included in the cost of shares redeemed on the Statements of Changes in Net Assets.

    NOTES TO FINANCIAL STATEMENTS

Line of Credit

Emerging Markets Equity Fund and International Opportunities Fund (“Participating Funds”) are participants in a single uncommitted, unsecured $30,000,000 line of credit with The Bank of New York Mellon, the Funds’ custodian, to be used to fund shareholder redemptions requests and for other short-term temporary or emergency general business purposes. The line of credit has a scheduled termination date of June 21, 2019. Interest is charged on borrowings made under this line of credit at a rate per annum equal to the Federal Funds Rate plus 3.25%. An undrawn fee of 0.08% per annum on the daily amount of the excess of $30,000,000 less the aggregate principal amount of advances outstanding is accrued and is due on the last business day of each calendar quarter. Each Participating Fund shall each pay its pro rata share of this fee based on its pro rata net assets at the time the fee is due and payable. Since each Participating Fund participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $30,000,000 at any particular time. During the year ended March 31, 2019, the International Opportunities Fund borrowed $70,000 at an interest rate of 3.45% for a period of four days and incurred interest expense of $26.83.

9. Significant Risks

Shareholder concentration risk:

As of March 31, 2019, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Emerging Markets Equity Fund	1	21.0%
Emerging Markets Small Cap Equity Fund	1	34.3%
Global Opportunities Fund	2	37.9%
International Opportunities Fund	1	79.8%

In addition, an unaffiliated shareholder owned 10.0% of the Emerging Markets Equity Fund as of March 31, 2019. Significant transactions by these shareholders may impact the Funds’ performance.

Industry and sector focus risk:

At times the Funds may increase the relative emphasis of its investments in a particular industry or sector. The prices of securities of issuers in a particular industry or sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, its shares’ values may fluctuate in response to events affecting that industry or sector.

10. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

    NOTES TO FINANCIAL STATEMENTS

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended March 31, 2018 were classified as follows:

	Net Investment Income	Net Realized Gains
Emerging Markets Equity Fund
Class A	$ 394,944	$ 16,510
Class I	4,395,030	143,402
Class R6	374,473	11,998
Emerging Markets Small Cap Equity Fund
Class A	68,748	3,753
Class I	84,303	4,214
Emerging Markets Value Equity Fund
Class I	—	—
Class R6	—	—
Global Opportunities Fund
Class I	57,890	309,612
Class R6	106	414
International Opportunities Fund
Class I	573,719	807,197
Class R6	151	192

Undistributed/(distributions in excess of) net investment income as of March 31, 2018 is as follows:

Undistributed/(distributions in excess of) net investment income
Emerging Markets Equity Fund	$1,014,432
Emerging Markets Small Cap Equity Fund	(98,717)
Emerging Markets Value Equity Fund	6,288
Global Opportunities Fund	(10,241)
International Opportunities Fund	(108,144)

11. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Emerging Markets Value Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of each of the funds listed in the table below (five of the funds constituting RBC Funds Trust, referred to hereafter as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the periods indicated in the table below and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

RBC Emerging Markets Equity Fund (1)	RBC Global Opportunities Fund (4)
RBC Emerging Markets Small Cap Equity Fund (2)	RBC International Opportunities Fund (4)
RBC Emerging Markets Value Equity Fund (3)

(1)  Statement of changes in net assets for each of the two years in the period ended March 31, 2019 and financial highlights for Class A and Class I for each of the three years in the period ended March 31, 2019 and for Class R6 for each of the two years in the period ended March 31, 2019 and for the period November 22, 2016 (commencement of operations) through March 31, 2017

(2) Statement of changes in net assets for each of the two years in the period ended March 31, 2019 and financial highlights for each of the three years in the period ended March 31, 2019
(3) Statement of changes in net assets and financial highlights for the year ended March 31, 2019 and for the period February 9, 2018 (commencement of operations) through March 31, 2018.

(4)  Statements of changes in net assets for each of the two years in the period ended March 31, 2019 and financial highlights for Class I for each of the three years in the period ended March 31, 2019 and for Class R6 for each of the two years in the period ended March 31, 2019 and for the period November 22, 2016 (commencement of operations) through March 31, 2017

The financial statements of RBC Emerging Markets Equity Fund, RBC Emerging Markets Small Cap Equity Fund, RBC Global Opportunities Fund, and RBC International Opportunities Fund as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended on or prior to March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

    REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 23, 2019

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

     OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the year ended March 31, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 20% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 20%. Complete information will be reported in conjunction with your 2019 Form 1099-DIV.

For the year ended March 31, 2019, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Emerging Markets Equity Fund	80.28%
Emerging Markets Small Cap Equity Fund	84.23%
Emerging Markets Value Equity Fund	79.68%
Global Opportunities Fund	48.67%
International Opportunities Fund	82.66%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended March 31, 2019 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Emerging Markets Equity Fund	0.00%
Emerging Markets Small Cap Equity Fund	0.00%
Emerging Markets Value Equity Fund	0.00%
Global Opportunities Fund	23.16%
International Opportunities Fund	0.00%

For the year ended March 31, 2019, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Emerging Markets Equity Fund	3.43%
Emerging Markets Small Cap Equity Fund	1.09%
Emerging Markets Value Equity Fund	0.48%
Global Opportunities Fund	3.28%
International Opportunities Fund	1.56%

For the year ended March 31, 2019, the following Funds had a qualified foreign source income percentage of:

Qualified Foreign Source Income %
Emerging Markets Equity Fund	97.35%
Emerging Markets Small Cap Equity Fund	80.35%
Emerging Markets Value Equity Fund	100.00%
Global Opportunities Fund	0.00%

    OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

Qualified Foreign Source Income %
International Opportunities Fund	100.00%

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended March 31, 2019 as follows:

	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Equity Fund	$1,055,894	$18,153,789
Emerging Markets Small Cap Equity Fund	12,852	187,750
Emerging Markets Value Equity Fund	12,428	157,033
Global Opportunities Fund	0	0
International Opportunities Fund	102,959	1,706,452

Pursuant to Internal Revenue Code Section 852(b)(3), Emerging Markets Equity Fund, Emerging Markets Small Cap Equity Fund,Global Opportunities Fund and International Opportunities Fund reported $43,198,175, $144,802, $888,966 and $2,272,097 respectively as long-term capital gain distributions for the year ended March 31, 2019.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

     MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

     SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer three share classes: Class A, Class I and Class R6.

Class A

Class A shares, offered by Emerging Markets Equity Fund and Emerging Markets Small Cap Equity Fund, are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum upfront sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are available in all of the Funds and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class R6

Class R6 shares are available in all Funds except Emerging Markets Small Cap Equity Fund and are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18–3/31/19	Annualized Expense Ratio During Period 10/1/18–3/31/19
Emerging Markets Equity Fund
Class A	$1,000.00	$1,051.10	$5.78	1.13%
Class I	1,000.00	1,051.10	4.50	0.88%
Class R6	1,000.00	1,051.90	4.50	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	1,021.40	8.57	1.70%
Class I	1,000.00	1,022.40	7.31	1.45%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,018.50	4.78	0.95%
Class R6	1,000.00	1,018.10	4.43	0.88%
Global Opportunities Fund
Class I	1,000.00	997.20	4.28	0.86%
Class R6	1,000.00	997.30	4.03	0.81%
International Opportunities Fund
Class I	1,000.00	983.20	4.40	0.89%
Class R6	1,000.00	984.20	4.16	0.84%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half-year period).

     SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18-3/31/19	Annualized Expense Ratio During Period 10/1/18-3/31/19
Emerging Markets Equity Fund
Class A	$1,000.00	$1,019.30	$5.69	1.13%
Class I	1,000.00	1,020.54	4.43	0.88%
Class R6	1,000.00	1,020.54	4.43	0.88%
Emerging Markets Small Cap Equity Fund
Class A	1,000.00	1,016.45	8.55	1.70%
Class I	1,000.00	1,017.70	7.29	1.45%
Emerging Markets Value Equity Fund
Class I	1,000.00	1,020.19	4.78	0.95%
Class R6	1,000.00	1,020.54	4.43	0.88%
Global Opportunities Fund
Class I	1,000.00	1,020.64	4.33	0.86%
Class R6	1,000.00	1,020.89	4.08	0.81%
International Opportunities Fund
Class I	1,000.00	1,020.49	4.48	0.89%
Class R6	1,000.00	1,020.74	4.23	0.84%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half-year period).

     APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and RBC Global Asset Management (UK) Limited (the “Sub-Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisor (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the services performed by the Advisor and Sub-Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management teams, as well as senior investment professionals, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisor, including information regarding each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board, as well as custom peer group information designed to align more closely with the Funds’ specific investment strategies.

The Trustees were informed that both the RBC Emerging Markets Equity Fund and the RBC International Opportunities Fund had seen improvements in their recent performance since the finalization of the reports in the Board Materials. With respect to the RBC Emerging Markets Small Cap Equity Fund, it was also noted that the Fund’s categorization by Morningstar was the broader Diversified Emerging Markets category as there was no emerging markets small-cap category. It was noted that, due to its recent inception, the RBC Emerging Markets Value Equity Fund had not yet accumulated any meaningful performance data.

The Trustees reviewed the Funds’ expense structure and advisory fees, including information regarding other client accounts advised or sub-advised by the Sub-Advisor with investment objectives similar to those of the Funds, including advisory fees paid and the reasons for the differences in fees. The Trustees considered, and viewed favorably, the Advisor’s contractual agreement to subsidize Fund expenses. The Trustees evaluated profitability data for the Advisor and Sub-Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits. The Trustees were informed that only the RBC Emerging Markets Small Cap Equity Fund had total net expenses in the bottom quartile of its peer group and that this was based on the expenses reflected in the Fund’s annual report and did not include the revised expense limitation included in the Fund’s current prospectus, which was 0.05% lower. It was noted that had the expense ratio from the prospectus been used, the Fund’s expenses would have placed it in the second quartile relative to its peer group. Similarly, with respect to the RBC Emerging Markets Value Equity Fund and RBC Global Opportunities Fund, the Trustees were informed that if more recently calculated expense ratios had been used, the Funds’ rankings relative to their peers would have been improved. While no fee breakpoints were perceived to be warranted, the Trustees noted that they would continue to evaluate fee and expense levels and breakpoints going forward as profitability and economies of scale information for the Funds is developed over time.

    APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

In considering the nature and quality of services provided by the Sub-Advisor to the Funds, the Trustees considered the Sub-Advisor’s investment strategy and demonstrated capabilities with respect to fundamental analysis, its significant expertise with regard to evaluating environmental, social and governance (ESG) factors, and geographic expertise. The Trustees also considered the qualifications and experience of the Sub-Advisor’s staff as well as its operational and compliance structure and systems, and the Advisor’s expertise in coordinating and overseeing the investment management and related operations of the Funds. The Trustees expressed confidence in the investment teams of the Advisor and Sub-Advisor and were satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

Based upon their review, the Trustees concluded that the Funds’ advisory and sub-advisory fees payable to the Advisor and Sub-Advisor, respectively, were fair and reasonable in light of: the nature and quality of the services provided; the fees charged on other comparable funds sub-advised by the Sub-Advisor; the complex nature of the jurisdictions where the underlying investments originate, which span a number of emerging market countries; the value of the Funds to investors; and the size of the accounts. The Trustees determined that the fees were within the range of what might have been negotiated at arms’ length. The Trustees approved the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

This Page Intentionally Left Blank

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EM AR 03-19

Annual Report For the year ended March 31, 2019 RBC Short Duration Fixed Income Fund RBC Ultra-Short Fixed Income Fund Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-422-2766. You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call 800-422-2766 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with a Fund. Global Asset Management

	RBC Funds
About your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings is filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-800-SEC-0330.

Table of Contents	Letter from the Chief Investment Officer	1
	Portfolio Managers	3
	Performance Summary (Unaudited)	4
	Management Discussion and Analysis (Unaudited)
	- RBC Short Duration Fixed Income Fund	6
	- RBC Ultra-Short Fixed Income Fund	8
	Schedule of Portfolio Investments	10
	Financial Statements
	- Statements of Assets and Liabilities	25
	- Statements of Operations	27
	- Statements of Changes in Net Assets	28
	Financial Highlights	30
	Notes to Financial Statements	34
	Report of Independent Registered Public Accounting Firm	47
	Other Federal Income Tax Information (Unaudited)	48
	Management (Unaudited)	49
	Share Class Information (Unaudited)	52
	Supplemental Information (Unaudited)	53
	Approval of Investment Advisory Agreement (Unaudited)	55

LETTER FROM THE CHIEF INVESTMENT OFFICER

Dear Shareholder:

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) launched the RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (the “Funds”) on December 30, 2013. We are pleased that the Funds have five-year track records of delivering what we believe are high quality, diversified fixed income vehicles to clients seeking shorter duration investment solutions.

For the 12-month period ended March 31, 2019, the Funds outperformed their benchmarks. The RBC Short Duration Fixed Income Fund had a net total return of 3.65% (Class I shares) compared to a return of 3.06% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark. The RBC Ultra-Short Fixed Income Fund had a net total return of 3.04% (Class I shares) compared to a return of 2.40% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

During the last year, U.S. Treasury rates on the short end of the yield curve continued to march higher. This resulted in a continued flattening in the yield curve to the point where it even inverted at times. Rates on the longer end of the curve have not been responsive to the Federal Reserve’s (the “Fed’s”) rate increases as expectations of future growth and inflation have decreased. Over the course of the year (March 2018 to March 2019), the Fed increased its target federal funds rate four times and continued reducing its balance sheet assets. After a series of mixed economic data and a volatile end of 2018, the Fed somewhat dramatically reversed course to a more dovish outlook for 2019. The Fed kept rates steady at the March 2019 Federal Open Market Committee (FOMC) meeting and appears to be taking a more patient approach, indicating it has reached the end of its tightening cycle and balance sheet normalization.

In the corporate sector, option adjusted spreads over Treasuries continued to tighten for most of 2018. This trend, however, reversed during the fourth quarter of 2018 as spreads widened by 47 basis points due to a broad-based risk-off environment as well as concerns over the prospect of slowing global growth and weaker earnings in 2019. Investment grade corporate spreads, however, recovered during the beginning months of 2019. The Funds were able to take advantage of the tightening environment for most of the period as allocations to both financials and industrials helped drive the Funds’ performance over the last year.

Looking forward, we will continue to seek opportunities to positively impact performance by focusing on well researched security selection opportunities and maintaining a diversified portfolio of higher quality bonds. Thank you for your confidence and trust in the RBC Funds.

Michael Lee, CFA

CEO, President and Chief Investment Officer

RBC Global Asset Management (U.S.) Inc.

Past performance does not guarantee future results.

Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.

Diversification does not assure a profit or protect against loss in a declining market.

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Funds invest in mortgage-related securities including pass-throughs and collateralized mortgage obligations, which include additional risks that an investor should be aware of such as credit risk, prepayment risk, possible illiquidity and default, and increased susceptibility to adverse economic developments. Investments in lower- and non-rated securities present a greater risk of loss to principal and interest than higher-rated securities. The Funds may invest in derivatives, including futures contracts, which involve risks different from and, in certain cases, greater than risks presented by more traditional investments. These risks are described more fully in the prospectus.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

The U.S. Treasury yield curve represents the yield of a U.S. Treasury bond at different maturities. A U.S. Treasury bond is theoretically considered to be free of default risk, and represents the minimum yield investors are prepared to accept for bonds of different maturities.

Duration is a measure of price sensitivity of a debt security or a portfolio of debt securities relative to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.

A basis point is a unit of measure equal to one one-hundredth of a percent.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US”) serves as the investment advisor to the RBC Funds. RBC GAM-US employs a team approach to the management of the Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM-US’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl oversees the fixed income research, portfolio management and trading at RBC GAM-US. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and many of RBC GAM-US’s government mandates. Brian joined RBC GAM-US in 2005 and most recently led the mortgage and government team before being promoted to Co-Head. Prior to joining RBC GAM-US, he held several risk management, research and trading positions at Wells Fargo. Brian’s experience also includes liability management and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Brian Svendahl, CFA

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM-US’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for the Funds and several cash management and core solutions. Brandon joined RBC GAM-US in 2000 and most recently was a portfolio manager on the mortgage and government team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Brandon T. Swensen, CFA

3

     PERFORMANCE SUMMARY (UNAUDITED)

	1 Year	3 Year	5 Year	Since Inception(a)	Net Expense Ratio(b)(c)	Gross Expense Ratio(b)(c)
Average Annual Total Returns as of March 31, 2019 (Unaudited)

RBC Short Duration Fixed Income Fund
Class A
- At Net Asset Value	3.44%	2.14%	1.81%	1.82%	0.45%	1.99%
Class I
- At Net Asset Value	3.65%	2.25%	1.91%	1.92%	0.35%	1.04%

ICE BofAML 1-3
Year U.S. Corporate & Government Index(d)	3.06%	1.33%	1.24%	1.19%
RBC Ultra-Short Fixed Income Fund
Class A
- At Net Asset Value	3.04%	2.03%	1.57%	1.54%	0.38%	1.30%
Class I
- At Net Asset Value	3.04%	2.06%	1.65%	1.60%	0.28%	1.07%

ICE BofAML U.S.
1-Year Treasury Bill Index(d)	2.40%	1.27%	0.91%	0.87%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(a)

The inception date (commencement date) is March 3, 2014 for Class A shares and December 30, 2013 for Class I shares. The performance in the table for the Class A shares prior to March 3, 2014 reflects the performance of the Class I shares since the Fund’s inception.

(b)	The advisor has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until July 31, 2020.

(c)	The Fund’s expenses reflect the most recent year end (March 31, 2019).

(d)

Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

The ICE BofAML 1-3 Year US Corporate & Government Index tracks the performance of U.S. dollar-denominated, investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational, and corporate securities with a remaining term to final maturity less than three years. You cannot invest directly in an index.

The ICE BofAML US 1-Year Treasury Bill Index comprises a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, one year from the rebalancing date. You cannot invest directly in an index.

4

This Page Intentionally Left Blank

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of 3.65% (Class I). That compares to an annualized total return of 3.06% for the ICE BofAML 1-3 Year US Corporate & Government Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  A large strategic overweight in investment grade corporate bonds, particularly exposure in industrial sectors such as consumer non-cyclicals and energy

•  Out-of-index exposure to asset-backed securities (ABS)

•  An emphasis on BBB-rated corporates

Factors That Detracted From Relative Returns	• Interest rates on the short end of the yield curve increased during the period

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligation include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Past performance is not a guarantee of future results

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Short Duration Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML 1-3 Year US Corporate & Government Index				Benchmark
				Asset Allocation as of 3/31/19 (% of Fund’s investments)
Citigroup, Inc., 2.70%, 3/30/21	1.97%	ONEOK, Inc., 4.25%, 2/1/22	1.29%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
Morgan Stanley, MTN, 2.75%, 5/19/22	1.96%	Rockwell Collins, Inc., 2.80%, 3/15/22	1.25%
Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21	1.61%	Exelon Corp., 2.45%, 4/15/21	1.24%
Bank of America Corp., MTN, 2.33%, 10/1/21	1.60%	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	1.24%
Santander Drive Auto Receivables Trust, Series 2018-3, Class C, 3.51%, 8/15/23	1.32%	CVS Health Corp., 2.13%, 6/1/21	1.23%
*A listing of all portfolio holdings can be found beginning on page 10
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Investment Strategy

Seeks to achieve a high level of current income consistent with preservation of capital by investing, under normal circumstances, at least 80% of its assets in fixed income securities. The fixed income securities in which the Fund may invest include, but are not limited to, bonds, convertible securities, municipal securities, mortgage-related and asset-backed securities, and obligations of governments and their agencies. The Fund may invest in securities with fixed, floating, or variable rates of interest. The Fund may invest up to 25% of its net assets in securities that are non-investment grade (high yield/junk bond).

Performance

For the 12-month period ended March 31, 2019, the Fund had an annualized total return of 3.04% (Class I). That compares to an annualized total return of 2.40% for the ICE BofAML US 1-Year Treasury Bill Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

•  A large strategic allocation to investment grade corporate bonds, particularly selections in financials and industrials

•  The Fund’s emphasis on BBB-rated credits

•  An allocation to asset-backed securities (ABS)

Factors That Detracted From Relative Returns	• Interest rates on the short end of the yield curve increased during the period

Mutual fund investing involves risk. Principal loss is possible. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. These risks are greater for emerging markets. Derivatives such as futures, forwards, and swaps involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Investments in Mortgage related securities including pass-through securities and Collateralized Mortgage Obligation include additional risks that investor should be aware of including credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s (S&P) and Moody’s. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. S&P ratings are expressed as letters ranging from AAA, which is the highest grade, to D, which is the lowest grade. Moody’s ratings are expressed as letters ranging from Aaa, which is the highest grade, to C, which is the lowest grade. Non-investment grade securities are those rated Ba1 or BB+ or below by Moody’s or S&P, respectively.

Past performance is not a guarantee of future results.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Ultra-Short Fixed Income Fund
Current income consistent with preservation of capital.				Investment Objective
ICE BofAML US 1-Year Treasury Bill Index				Benchmark
				Asset Allocation as of 3/31/19 (% of Fund’s investments)
Drive Auto Receivables Trust, Series 2017-3, Class D, 3.53%, 12/15/23	1.57%	Citigroup, Inc., 2.65%, 10/26/20	1.25%	Top Ten Holdings (excluding investment companies) (as of 3/31/19) (% of Fund’s net assets)
AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.71%, 9/8/22	1.56%	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 3.40%, 2/23/23	1.24%
CarMax Auto Owner Trust, Series 2016-4, Class C, 2.26%, 7/15/22	1.54%	Williams Partners LP, 5.25%, 3/15/20	1.12%
Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20	1.32%	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	1.11%
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	1.26%	CVS Health Corp., 3.35%, 3/9/21	1.10%
*A listing of all portfolio holdings can be found beginning on page 17
				Growth of $10,000 Initial Investment Since Inception (12/30/13)
The graph reflects an initial investment of $10,000 over the period from December 30, 2013 (commencement of operations) to March 31, 2019 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund

March 31, 2019

Principal Amount		Value
Corporate Bonds — 73.43%
Communications — 7.76%
$150,000	AT&T, Inc., (LIBOR USD 3-Month + 1.180%), 3.78%, 6/12/24(a)	$148,769
150,000	AT&T, Inc., 3.80%, 3/15/22	153,834
250,000	CCO Holdings LLC / CCO Holdings Capital Corp., 5.25%, 9/30/22	254,725
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 3.42%, 4/15/24(a)	149,759
250,000	Discovery Communications LLC, 2.95%, 3/20/23	247,557
100,000	Discovery Communications LLC, 4.38%, 6/15/21	102,759
150,000	Fox Corp., 3.67%, 1/25/22(b)	153,054
300,000	Interpublic Group of Cos, Inc. (The), 3.50%, 10/1/20	302,700
155,000	Rogers Communications, Inc., 3.00%, 3/15/23	155,440
250,000	Videotron Ltd., 5.00%, 7/15/22	258,027
196,000	Walt Disney Co. (The), 7.75%, 1/20/24(b)	237,342

		2,163,966

Consumer, Cyclical — 4.75%
275,000	Delta Air Lines, Inc., 2.88%, 3/13/20	274,444
150,000	General Motors Financial Co., Inc., 3.20%, 7/6/21	149,543
200,000	General Motors Financial Co., Inc., 3.45%, 1/14/22	200,358
250,000	Nissan Motor Acceptance Corp., (LIBOR USD 3-Month + 0.690%), 3.29%, 9/28/22(a),(b)	244,210
200,000	Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(b)	202,654
250,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21	252,717

		1,323,926

Consumer, Non-cyclical — 15.47%
150,000	Allergan Funding SCS, 3.45%, 3/15/22	151,355
150,000	Amgen, Inc., 2.65%, 5/11/22	149,168
75,000	Baxalta, Inc., 2.88%, 6/23/20	74,916
200,000	Bayer US Finance II LLC, 3.50%, 6/25/21(b)	200,976
200,000	Becton Dickinson and Co., 2.40%, 6/5/20	198,768
300,000	Becton Dickinson and Co., 2.89%, 6/6/22	298,185
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 3.64%, 6/6/22(a)	125,288
200,000	Celgene Corp., 2.88%, 2/19/21	199,858
150,000	Conagra Brands, Inc., 3.80%, 10/22/21	152,746
350,000	CVS Health Corp., 2.13%, 6/1/21	344,162
50,000	CVS Health Corp., 3.35%, 3/9/21	50,404
125,000	General Mills, Inc., 3.20%, 4/16/21	126,084
250,000	Halfmoon Parent, Inc., (LIBOR USD 3-Month + 0.890%), 3.68%, 7/15/23(a),(b)	248,597
250,000	HCA, Inc., 5.88%, 3/15/22	268,092
100,000	Kraft Heinz Foods Co., 2.80%, 7/2/20	99,783
150,000	Kroger Co. (The), 3.30%, 1/15/21	151,074
250,000	Molson Coors Brewing Co., 2.10%, 7/15/21	245,055
250,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	246,855
200,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21(b)	205,050

10

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$250,000	Thermo Fisher Scientific, Inc., 3.30%, 2/15/22	$253,282
266,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 3.17%, 6/2/20(a)	266,346
250,000	United Rentals North America, Inc., 4.63%, 7/15/23	254,560

		4,310,604

Energy — 6.86%
200,000	Enbridge Energy Partners LP, 4.20%, 9/15/21	205,122
150,000	Energy Transfer Operating LP, 4.50%, 4/15/24	156,846
200,000	Energy Transfer Partners LP, 5.20%, 2/1/22	210,126
100,000	Enterprise Products Operating LLC, 2.85%, 4/15/21	100,069
150,000	Kinder Morgan Energy Partners LP, 3.50%, 3/1/21	151,379
200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	206,430
110,000	Magellan Midstream Partners LP, 4.25%, 2/1/21	112,710
200,000	Noble Energy, Inc., 4.15%, 12/15/21	204,784
350,000	ONEOK, Inc., 4.25%, 2/1/22	360,199
200,000	Spectra Energy Partners LP, 4.60%, 6/15/21	205,334

		1,912,999

Financial — 24.40%
180,000	American Tower Corp., REIT, 3.30%, 2/15/21	181,021
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 3.39%, 5/19/22(a),(b)	251,193
450,000	Bank of America Corp., MTN, 2.33%, 10/1/21(c)	445,887
150,000	Bank of Montreal, MTN, 2.90%, 3/26/22	150,149
250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 3.25%, 9/19/22(a)	250,210
200,000	BNP Paribas SA, MTN, 2.95%, 5/23/22(b)	198,638
250,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 3.27%, 9/13/23(a)	249,680
550,000	Citigroup, Inc., 2.70%, 3/30/21	549,444
150,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.190%), 3.93%, 8/2/21(a)	152,141
300,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 3.26%, 1/10/23(a)	297,645
250,000	Cooperatieve Rabobank UA, 3.95%, 11/9/22	254,717
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	254,282
450,000	Goldman Sachs Group, Inc. (The), 2.88%, 2/25/21	450,085
250,000	Hartford Financial Services Group, Inc. (The), 5.13%, 4/15/22	266,940
200,000	HSBC Holdings Plc, 2.65%, 1/5/22	198,288
250,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 4.31%, 5/25/21(a)	255,145
200,000	ING Groep NV, 3.15%, 3/29/22	200,190
140,000	JPMorgan Chase & Co., 3.21%, 4/1/23(c)	140,853
200,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.890%), 3.66%, 7/23/24(a)	199,494
550,000	Morgan Stanley, MTN, 2.75%, 5/19/22	546,634
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 3.69%, 7/22/22(a)	201,046

11

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$250,000	National Australia Bank Ltd., (LIBOR USD 3-Month + 0.890%), 3.67%, 1/10/22(a),(b)	$252,392
100,000	Regions Financial Corp., 2.75%, 8/14/22	99,183
250,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	249,498
250,000	Svenska Handelsbanken AB, (LIBOR USD 3-Month + 1.150%), 3.74%, 3/30/21(a)	253,847
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 3.31%, 6/28/22(a)	251,113

		6,799,715

Industrial — 2.80%
100,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.590%), MTN, 3.20%, 6/6/22(a)	100,265
350,000	Rockwell Collins, Inc., 2.80%, 3/15/22	348,835
50,000	Roper Technologies, Inc., 2.80%, 12/15/21	49,752
275,000	Roper Technologies, Inc., 3.65%, 9/15/23	281,146

		779,998

Technology — 4.79%
255,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	251,106
150,000	Broadcom Inc., 3.13%, 4/15/21(b)	149,967
100,000	Dell International LLC / EMC Corp., 4.42%, 6/15/21(b)	102,604
200,000	DXC Technology Co., 2.88%, 3/27/20	199,844
125,000	Hewlett Packard Enterprise Co., 3.50%, 10/5/21	126,573
200,000	Hewlett Packard Enterprise Co., 3.60%, 10/15/20	201,918
100,000	LAM Research Corp., 2.80%, 6/15/21	99,893
200,000	NXP BV / NXP Funding LLC, 4.13%, 6/1/21(b)	203,632

		1,335,537

Utilities — 6.60%
250,000	AES Corp., 4.88%, 5/15/23	253,340
150,000	CenterPoint Energy, Inc., 3.85%, 2/1/24	153,162
350,000	Exelon Corp., 2.45%, 4/15/21	344,977
150,000	Mississippi Power Co., (LIBOR USD 3-Month + 0.650%), 3.26%, 3/27/20(a)	149,955
255,000	Puget Energy, Inc., 6.50%, 12/15/20	269,007
250,000	Sempra Energy, 2.90%, 2/1/23	245,995
250,000	Southern Co. (The), 2.35%, 7/1/21	247,135
175,000	Southern Co. Gas Capital Corp., 3.50%, 9/15/21	176,530

		1,840,101

Total Corporate Bonds		20,466,846

(Cost $20,386,879)

Asset Backed Securities — 22.08%
205,000	Ally Auto Receivables Trust, Series 2016-3, Class C, 2.32%, 10/15/21	204,150

12

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$ 7,192	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	$7,192
100,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.34%, 8/8/21	100,378
150,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class D, 3.59%, 2/8/22	151,327
115,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class D, 3.65%, 5/9/22	116,243
225,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	223,481
250,000	AmeriCredit Automobile Receivables Trust, Series 2017-3, Class D, 3.18%, 7/18/23	250,526
250,000	CarMax Auto Owner Trust, Series 2015-4, Class B, 2.16%, 8/16/21	248,621
300,000	CarMax Auto Owner Trust, Series 2015-4, Class D, 3.00%, 5/16/22	298,927
250,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	249,141
147,000	CarMax Auto Owner Trust, Series 2017-1, Class B, 2.54%, 9/15/22	145,861
190,000	CNH Equipment Trust, Series 2015-C, Class B, 2.40%, 2/15/23	189,649
165,000	CNH Equipment Trust, Series 2016-B, Class B, 2.20%, 10/15/23	163,941
250,000	Drive Auto Receivables Trust, Series 2016-CA, Class D, 4.18%, 3/15/24(b)	253,045
166,495	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22(b)	166,507
250,000	Drive Auto Receivables Trust, Series 2017-AA, Class D, 4.16%, 5/15/24(b)	253,026
285,000	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	286,882
260,000	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	263,038
90,000	Ford Credit Auto Owner Trust, Series 2016-A, Class B, 1.94%, 7/15/21	89,468
125,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	124,894
161,288	Santander Drive Auto Receivables Trust, Series 2015-1, Class D, 3.24%, 4/15/21	161,467
61,769	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	61,786
16,077	Santander Drive Auto Receivables Trust, Series 2015-5, Class C, 2.74%, 12/15/21	16,072
250,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.65%, 12/15/21	251,248
235,000	Santander Drive Auto Receivables Trust, Series 2016-2, Class D, 3.39%, 4/15/22	236,546
265,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	265,450
175,000	Santander Drive Auto Receivables Trust, Series 2018-1, Class D, 3.32%, 3/15/24	175,356

13

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$365,000	Santander Drive Auto Receivables Trust, Series 2018-3, Class C, 3.51%, 8/15/23	$367,264
290,000	Santander Retail Auto Lease Trust, Series 2017-A, Class B, 2.68%, 1/20/22(b)	289,018
200,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(b)	199,073
350,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	344,545

Total Asset Backed Securities		6,154,122

(Cost $6,159,941)

U.S. Government Agency Backed Mortgages — 1.87%
Fannie Mae — 0.07%
4,289	Series 2001-70, Class OF, (LIBOR USD 1-Month + 0.950%), 3.44%, 10/25/31(a)	4,382
2,790	Series 2005-68, Class BC, 5.25%, 6/25/35	2,814
3,169	Series 2009-87, Class FX, (LIBOR USD 1-Month + 0.750%), 3.24%, 11/25/39(a)	3,203
9,310	Series 2012-3, Class EA, 3.50%, 10/25/29	9,346

		19,745

Freddie Mac — 1.80%
200,000	Series 2010-K7, Class B, 5.50%, 4/1/20(b),(d)	204,764
255,000	Series 2011-K13, Class B, 4.61%, 1/25/48(b),(d)	262,094
3,155	Series 2448, Class FT, (LIBOR USD 1-Month + 1.000%), 3.48%, 3/15/32(a)	3,226
3,421	Series 2488, Class FQ, (LIBOR USD 1-Month + 1.000%), 3.48%, 3/15/32(a)	3,489
16,751	Series 2627, Class MW, 5.00%, 6/15/23	17,344
2,006	Series 3770, Class FP, (LIBOR USD 1-Month + 0.500%), 2.98%, 11/15/40(a)	2,013
9,356	Series 4027, Class GD, 2.00%, 10/15/25	9,288

		502,218

Total U.S. Government Agency Backed Mortgages		521,963

(Cost $527,578)

Municipal Bonds — 0.49%
Connecticut — 0.49%
135,000	City of Bridgeport CT GO, Series D, 2.84%, 7/1/19	134,676

Total Municipal Bonds		134,676

(Cost $135,000)

14

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Principal Amount	Value
Collateralized Mortgage Obligations — 0.09%

$25,675	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 2.78%, 12/26/35(a),(b)	$25,583

Total Collateralized Mortgage Obligations		25,583

(Cost $25,247)

Shares
Investment Company — 1.04%
290,804	U.S. Government Money Market Fund, RBC Institutional Class 1(e)	290,804

Total Investment Company		290,804

(Cost $290,804)

Total Investments		$27,593,994
(Cost $27,525,449)(f) — 99.00%

Other assets in excess of liabilities — 1.00%		279,234

NET ASSETS — 100.00%		$27,873,228

(a)	Floating rate note. Rate shown is as of report date.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Security is a fix-to-float security, which carries a fixed coupon until a certain date, upon which it switches to a floating rate. Reference rate and spread are provided if the rate is currently floating.

(d)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(e)	Affiliated investment.

(f)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Financial futures contracts as of March 31, 2019:

Long Position	Number of Contracts	Expiration Date	Value/Unrealized Appreciation	Notional Value		Clearinghouse
Two Year U.S. Treasury Note	29	June 2019	$20,844	USD $	6,158,958	Barclays Capital Group

Total			$20,844

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Short Duration Fixed Income Fund (cont.)

March 31, 2019

Short Position	Number of Contracts	Expiration Date	Value/Unrealized Depreciation	Notional Value		Clearinghouse
Five Year U.S. Treasury Note	13	June 2019	$(13,000)	USD $	1,492,728	Barclays Capital Group

Total			$(13,000)

Abbreviations used are defined below:

GO - General Obligations

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

REIT - Real Estate Investment Trust

USD - United States Dollar

See Notes to the Financial Statements.

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund

March 31, 2019

Principal Amount		Value
Corporate Bonds — 70.01%
Basic Materials — 1.51%
$250,000	DowDuPont, Inc., 3.77%, 11/15/20	$254,540
230,000	Sherwin-Williams Co. (The), 2.25%, 5/15/20	228,643

		483,183

Communications — 6.33%
300,000	AT&T, Inc., (LIBOR USD 3-Month + 0.950%), 3.74%, 7/15/21(a)	303,096
400,000	Charter Communications Operating LLC / Charter Communications Operating Capital, 3.58%, 7/23/20	402,920
150,000	Comcast Corp., (LIBOR USD 3-Month + 0.630%), 3.42%, 4/15/24(a)	149,759
250,000	Discovery Communications LLC, 2.20%, 9/20/19	249,025
216,000	Discovery Communications LLC, 2.80%, 6/15/20(b)	214,793
150,000	Fox Corp., 3.67%, 1/25/22(b)	153,054
300,000	Interpublic Group of Cos, Inc. (The), 3.50%, 10/1/20	302,700
250,000	Vodafone Group Plc, (LIBOR USD 3-Month + 0.990%), 3.77%, 1/16/24(a)	248,177

		2,023,524

Consumer, Cyclical — 8.48%
250,000	American Honda Finance Corp., (LIBOR USD 3-Month + 0.350%), MTN, 3.08%, 11/5/21(a)	249,375
147,000	American Honda Finance Corp., (LIBOR USD 3-Month + 0.610%), MTN, 3.21%, 9/9/21(a)	147,697
225,000	Delta Air Lines, Inc., 2.88%, 3/13/20	224,546
250,000	General Motors Financial Co., Inc., 3.55%, 4/9/21	251,345
250,000	General Motors Financial Co., Inc., 3.70%, 11/24/20	251,962
100,000	Hyundai Capital America, 1.75%, 9/27/19(b)	99,418
325,000	Marriott International, Inc., (LIBOR USD 3-Month + 0.650%), 3.24%, 3/8/21(a)	326,004
250,000	Nissan Motor Acceptance Corp., (LIBOR USD 3-Month + 0.690%), 3.29%, 9/28/22(a),(b)	244,210
215,000	Royal Caribbean Cruises Ltd., 2.65%, 11/28/20	214,088
300,000	Toyota Motor Credit Corp., 3.05%, 1/8/21	302,772
200,000	Volkswagen Group of America Finance LLC, 3.88%, 11/13/20(b)	202,654
200,000	Walgreens Boots Alliance, Inc., 2.70%, 11/18/19	199,680

		2,713,751

Consumer, Non-cyclical — 11.12%
100,000	Allergan Funding SCS, 3.45%, 3/15/22	100,903
100,000	Anthem, Inc., 2.50%, 11/21/20	99,487
200,000	Bayer US Finance II LLC, 3.50%, 6/25/21(b)	200,976
200,000	Becton Dickinson and Co., 2.68%, 12/15/19	199,510
75,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 0.875%), 3.48%, 12/29/20(a)	75,003
125,000	Becton Dickinson and Co., (LIBOR USD 3-Month + 1.030%), 3.64%, 6/6/22(a)	125,288
150,000	Celgene Corp., 2.25%, 8/15/21	147,779

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$150,000	Celgene Corp., 2.88%, 2/19/21	$149,893
150,000	Conagra Brands, Inc., 3.80%, 10/22/21	152,746
150,000	CVS Health Corp., 2.80%, 7/20/20	149,821
350,000	CVS Health Corp., 3.35%, 3/9/21	352,828
300,000	General Mills, Inc., (LIBOR USD 3-Month + 0.540%), 3.32%, 4/16/21(a)	299,289
300,000	Halfmoon Parent, Inc., (LIBOR USD 3-Month + 0.890%), 3.68%, 7/15/23(a),(b)	298,317
200,000	Kraft Heinz Foods Co., (LIBOR USD 3-Month + 0.570%), 3.27%, 2/10/21(a)	199,474
125,000	Kroger Co. (The), 3.30%, 1/15/21	125,895
225,000	Shire Acquisitions Investments Ireland DAC, 1.90%, 9/23/19	224,008
150,000	Shire Acquisitions Investments Ireland DAC, 2.40%, 9/23/21	148,113
200,000	Takeda Pharmaceutical Co. Ltd., 4.00%, 11/26/21(b)	205,050
300,000	Tyson Foods, Inc., (LIBOR USD 3-Month + 0.550%), 3.17%, 6/2/20(a)	300,390

		3,554,770

Energy — 6.02%
150,000	ConocoPhillips Co., (LIBOR USD 3-Month + 0.900%), 3.58%, 5/15/22(a)	151,490
200,000	Energy Transfer Operating LP, 4.15%, 10/1/20	203,198
175,000	Enterprise Products Operating LLC, 2.80%, 2/15/21	175,108
223,000	EOG Resources, Inc., 4.40%, 6/1/20	227,188
200,000	Kinder Morgan Energy Partners LP, 6.85%, 2/15/20	206,430
200,000	Marathon Oil Corp., 2.70%, 6/1/20	199,222
200,000	ONEOK Partners LP, 3.80%, 3/15/20	201,152
200,000	Plains All American Pipeline LP / PAA Finance Corp., 5.75%, 1/15/20	203,988
350,000	Williams Partners LP, 5.25%, 3/15/20	357,388

		1,925,164

Financial — 25.25%
150,000	American Tower Corp., 2.80%, 6/1/20	149,894
250,000	Australia & New Zealand Banking Group Ltd., MTN, 2.30%, 6/1/21	247,380
250,000	Australia & New Zealand Banking Group Ltd., (LIBOR USD 3-Month + 0.710%), 3.39%, 5/19/22(a),(b)	251,192
200,000	Bank of America Corp., (LIBOR USD 3-Month + 0.660%), GMTN, 3.42%, 7/21/21(a)	200,460
250,000	Bank of America Corp., (LIBOR USD 3-Month + 0.960%), GMTN, 3.73%, 7/23/24(a)	250,365
100,000	Bank of Montreal, (LIBOR USD 3-Month + 0.790%), MTN, 3.43%, 8/27/21(a)	100,994
250,000	Bank of Nova Scotia (The), (LIBOR USD 3-Month + 0.620%), 3.25%, 9/19/22(a)	250,210
200,000	Barclays Plc, 2.75%, 11/8/19	199,804
300,000	Canadian Imperial Bank of Commerce, (LIBOR USD 3-Month + 0.660%), 3.27%, 9/13/23(a)	299,616

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$250,000	Citibank NA, (LIBOR USD 3-Month + 0.500%), 3.10%, 6/12/20(a)	$250,687
400,000	Citigroup, Inc., 2.65%, 10/26/20	399,332
250,000	Citigroup, Inc., (LIBOR USD 3-Month + 0.690%), 3.46%, 10/27/22(a)	249,038
100,000	Citigroup, Inc., (LIBOR USD 3-Month + 1.070%), 3.66%, 12/8/21(a)	101,242
200,000	Commonwealth Bank of Australia, (LIBOR USD 3-Month + 0.700%), 3.32%, 3/16/23(a),(b)	200,448
250,000	Cooperatieve Rabobank UA, (LIBOR USD 3-Month + 0.480%), 3.26%, 1/10/23(a)	248,038
250,000	Credit Suisse Group Funding Guernsey Ltd., 3.80%, 9/15/22	254,282
150,000	Crown Castle International Corp., 2.25%, 9/1/21	147,656
150,000	Crown Castle International Corp., 3.40%, 2/15/21	151,244
400,000	Goldman Sachs Group, Inc. (The), (LIBOR USD 3-Month + 0.750%), 3.40%, 2/23/23(a)	396,404
250,000	Hartford Financial Services Group, Inc. (The), 5.50%, 3/30/20	256,420
200,000	HSBC Holdings Plc, (LIBOR USD 3-Month + 1.660%), 4.31%, 5/25/21(a)	204,116
200,000	ING Groep NV, 3.15%, 3/29/22	200,190
250,000	JPMorgan Chase & Co., 2.75%, 6/23/20	250,110
250,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.550%), 3.15%, 3/9/21(a)	250,360
73,000	JPMorgan Chase & Co., (LIBOR USD 3-Month + 0.680%), 3.31%, 6/1/21(a)	73,188
250,000	JPMorgan Chase & Co., 4.25%, 10/15/20	255,567
50,000	Metropolitan Life Global Funding I, 2.05%, 6/12/20(b)	49,614
75,000	Morgan Stanley, (LIBOR USD 3-Month + 0.550%), GMTN, 3.25%, 2/10/21(a)	75,053
200,000	Morgan Stanley, (LIBOR USD 3-Month + 0.930%), 3.69%, 7/22/22(a)	201,046
250,000	Morgan Stanley, (LIBOR USD 3-Month + 1.400%), MTN, 4.18%, 10/24/23(a)	253,617
150,000	Morgan Stanley, GMTN, 5.50%, 7/24/20	155,126
250,000	National Australia Bank Ltd., (LIBOR USD 3-Month + 0.890%), 3.67%, 1/10/22(a),(b)	252,392
200,000	Santander UK Group Holdings Plc, 2.88%, 10/16/20	199,598
250,000	Svenska Handelsbanken AB, (LIBOR USD 3-Month + 0.470%), 3.12%, 5/24/21(a)	250,745
200,000	Swedbank AB, (LIBOR USD 3-Month + 0.700%), 3.29%, 3/14/22(a),(b)	198,144
100,000	Wells Fargo & Co., (LIBOR USD 3-Month + 0.930%), 3.63%, 2/11/22(a)	100,607
100,000	Wells Fargo Bank NA, 2.60%, 1/15/21	99,657

19

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$150,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.710%), 3.31%, 6/28/22(a)	$150,668
250,000	Westpac Banking Corp., (LIBOR USD 3-Month + 0.570%), 3.37%, 1/11/23(a)	249,437

		8,073,941

Industrial — 3.69%
250,000	Caterpillar Financial Services Corp., (LIBOR USD 3-Month + 0.590%), MTN, 3.20%, 6/6/22(a)	250,662
200,000	Ingersoll-Rand Global Holding Co. Ltd., 2.90%, 2/21/21	199,964
250,000	John Deere Capital Corp., (LIBOR USD 3-Month + 0.480%), MTN, 3.08%, 9/8/22(a)	250,073
205,000	Packaging Corp. of America, 2.45%, 12/15/20	203,528
275,000	United Technologies Corp., (LIBOR USD 3-Month + 0.650%), 3.33%, 8/16/21(a)	275,132

		1,179,359

Technology — 5.52%
360,000	Broadcom Corp. / Broadcom Cayman Finance Ltd., 2.20%, 1/15/21	354,503
175,000	Broadcom Inc., 3.13%, 4/15/21(b)	174,961
200,000	DXC Technology Co., 2.88%, 3/27/20	199,844
150,000	Hewlett Packard Enterprise Co., 3.50%, 10/5/21	151,887
200,000	Hewlett Packard Enterprise Co., (LIBOR USD 3-Month + 0.720%), 3.52%, 10/5/21(a)	199,108
275,000	IBM Credit LLC, 3.45%, 11/30/20	278,278
200,000	NXP BV / NXP Funding LLC, 4.13%, 6/1/21(b)	203,632
200,000	NXP BV / NXP Funding LLC, 4.13%, 6/15/20(b)	202,500

		1,764,713

Utilities — 2.09%
200,000	Exelon Generation Co. LLC, 5.20%, 10/1/19	202,178
150,000	Mississippi Power Co., (LIBOR USD 3-Month + 0.650%), 3.26%, 3/27/20(a)	149,955
150,000	Sempra Energy, (LIBOR USD 3-Month + 0.500%), 3.29%, 1/15/21(a)	148,790
165,000	Southern Co. Gas Capital Corp., 3.50%, 9/15/21	166,442

		667,365

Total Corporate Bonds		22,385,770

(Cost $22,338,859)

Asset Backed Securities — 23.57%
7,192	AmeriCredit Automobile Receivables Trust, Series 2014-4, Class C, 2.47%, 11/9/20	7,192
110,147	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class C, 2.40%, 1/8/21	110,067
199,000	AmeriCredit Automobile Receivables Trust, Series 2015-2, Class D, 3.00%, 6/8/21	199,099

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$247,076	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class C, 2.73%, 3/8/21	$246,964
200,000	AmeriCredit Automobile Receivables Trust, Series 2015-3, Class D, 3.34%, 8/8/21	200,757
300,000	AmeriCredit Automobile Receivables Trust, Series 2016-1, Class D, 3.59%, 2/8/22	302,654
85,000	AmeriCredit Automobile Receivables Trust, Series 2016-2, Class C, 2.87%, 11/8/21	85,011
500,000	AmeriCredit Automobile Receivables Trust, Series 2016-3, Class D, 2.71%, 9/8/22	497,766
175,000	AmeriCredit Automobile Receivables Trust, Series 2017-1, Class B, 2.30%, 2/18/22	173,818
75,000	Capital Auto Receivables Asset Trust, Series 2017-1, Class B, 2.43%, 5/20/22(b)	74,543
190,000	CarMax Auto Owner Trust, Series 2016-2, Class C, 2.56%, 2/15/22	189,347
500,000	CarMax Auto Owner Trust, Series 2016-4, Class C, 2.26%, 7/15/22	493,294
175,000	Dell Equipment Finance Trust, Series 2017-2, Class B, 2.47%, 10/24/22(b)	173,880
291,000	Drive Auto Receivables Trust, 4.30%, 9/16/24	297,966
37,554	Drive Auto Receivables Trust, Series 2016-BA, Class C, 3.19%, 7/15/22(b)	37,559
200,000	Drive Auto Receivables Trust, Series 2016-BA, Class D, 4.53%, 8/15/23(b)	202,625
175,000	Drive Auto Receivables Trust, Series 2017-2, Class D, 3.49%, 9/15/23	176,032
500,000	Drive Auto Receivables Trust, Series 2017-3, Class D, 3.53%, 12/15/23(b)	502,703
166,495	Drive Auto Receivables Trust, Series 2017-AA, Class C, 2.98%, 1/18/22(b)	166,507
24,598	Drive Auto Receivables Trust, Series 2017-BA, Class C, 2.61%, 8/16/21(b)	24,586
235,000	Drive Auto Receivables Trust, Series 2017-BA, Class D, 3.72%, 10/17/22(b)	236,552
300,000	Drive Auto Receivables Trust, Series 2018-2, Class C, 3.63%, 8/15/24	302,096
240,000	Drive Auto Receivables Trust, Series 2018-3, Class C, 3.72%, 9/16/24	242,805
215,000	Ford Credit Auto Owner Trust, Series 2014-1, Class B, 2.41%, 11/15/25(b)	214,850
150,000	GM Financial Automobile Leasing Trust, Series 2016-3, Class B, 1.97%, 5/20/20	149,872
225,000	Hyundai Auto Lease Securitization Trust, Series 2017-C, Class B, 2.46%, 7/15/22(b)	223,689
178,223	Santander Drive Auto Receivables Trust, Series 2015-1, Class D, 3.24%, 4/15/21	178,421
100,000	Santander Drive Auto Receivables Trust, Series 2015-2, Class D, 3.02%, 4/15/21	100,053
57,075	Santander Drive Auto Receivables Trust, Series 2015-4, Class C, 2.97%, 3/15/21	57,090

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount		Value
$147,000	Santander Drive Auto Receivables Trust, Series 2015-4, Class D, 3.53%, 8/16/21	$147,623
250,000	Santander Drive Auto Receivables Trust, Series 2015-5, Class D, 3.65%, 12/15/21	251,248
154,662	Santander Drive Auto Receivables Trust, Series 2017-1, Class B, 2.10%, 6/15/21	154,513
235,000	Santander Drive Auto Receivables Trust, Series 2017-1, Class D, 3.17%, 4/17/23	235,399
310,000	Santander Retail Auto Lease Trust, Series 2017-A, Class B, 2.68%, 1/20/22(b)	308,950
425,000	Tesla Auto Lease Trust, Series 2018-A, Class C, 2.97%, 4/20/20(b)	423,030
150,000	World Omni Auto Receivables Trust, Series 2016-B, Class B, 1.73%, 7/15/23	147,662

Total Asset Backed Securities		7,536,223

(Cost $7,524,837)

U.S. Government Agency Backed Mortgages — 2.50%
Fannie Mae — 0.32%
27,470	Pool #888467, 6.00%, 6/1/22	28,331
23,606	Pool #AL0202, 4.00%, 4/1/21	23,765
11,819	Series 2003-55, Class CD, 5.00%, 6/25/23	12,228
341	Series 2011-23, Class AB, 2.75%, 6/25/20	341
38,989	Series 2012-1, Class GB, 2.00%, 2/25/22	38,615

		103,280

Freddie Mac — 2.18%
200,000	Series 2010-K7, Class B, 5.50%, 4/1/20(b),(c)	204,764
250,000	Series 2011-K10, Class B, 4.62%, 11/25/49(b),(c)	255,903
195,000	Series 2011-K11, Class B, 4.42%, 12/25/48(b),(c)	198,807
8,102	Series 3710, Class AB, 2.00%, 8/15/20	8,067
22,992	Series 3726, Class BA, 2.00%, 8/15/20	22,787
6,041	Series 3852, Class EA, 4.50%, 12/15/21	6,095

		696,423

Total U.S. Government Agency Backed Mortgages		799,703

(Cost $803,456)

Municipal Bonds — 0.75%
Connecticut — 0.37%
120,000	City of Bridgeport CT GO, Series D, 2.84%, 7/1/19	119,712

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Principal Amount	Value
Minnesota — 0.38%

$120,000	Duluth Independent School District No 709 GO, Series B, 3.00%, 2/1/20	$120,003

Total Municipal Bonds		239,715

(Cost $240,492)

Collateralized Mortgage Obligations — 0.08%
25,675	JP Morgan Resecuritization Trust Series, Series 2014-1, Class 9A3, (LIBOR USD 1-Month + 0.290%), 2.78%, 12/26/35(a),(b)	25,583

Total Collateralized Mortgage Obligations		25,583

(Cost $25,247)

Shares
Investment Company — 2.89%
924,568	U.S. Government Money Market Fund, RBC Institutional Class 1(d)	924,568

Total Investment Company		924,568

(Cost $924,568)

Total Investments		$31,911,562
(Cost $31,857,459)(e) — 99.80%

Other assets in excess of liabilities — 0.20%		65,070

NET ASSETS — 100.00%		$31,976,632

(a)	Floating rate note. Rate shown is as of report date.

(b)

Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(c)

Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.

(d)	Affiliated investment.

(e)	See Notes to Schedules of Portfolio Investments for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

23

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Ultra-Short Fixed Income Fund (cont.)

March 31, 2019

Abbreviations used are defined below:

GMTN - Global Medium Term Note

GO - General Obligations

LIBOR - London Interbank Offered Rate

MTN - Medium Term Note

See Notes to the Financial Statements.

24

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

March 31, 2019

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Assets:
Investments in securities, at value:
Unaffiliated investments (cost $27,234,645 and $30,932,891, respectively)	$27,303,190	$30,986,994
Affiliated investments (cost $290,804 and $924,568, respectively)	290,804	924,568
Cash	198	193
Cash at broker for financial future contracts	18,121	68,467
Interest and dividend receivable	164,668	170,142
Receivable from advisor	10,196	20,845
Receivable for capital shares issued	266,006	62,630
Unrealized appreciation on futures contracts	20,844	—
Prepaid expenses and other assets	23,012	24,651

Total Assets	28,097,039	32,258,490

Liabilities:
Distributions payable	82	286
Payable for capital shares redeemed	312	39,836
Payable for investments purchased	149,823	174,793
Unrealized depreciation on futures contracts	13,000	—
Accrued expenses and other payables:
Accounting fees	4,258	4,284
Audit fees	37,227	37,227
Trustees’ fees	28	29
Custodian fees	400	305
Shareholder reports	8,407	9,863
Transfer agent fees	1,353	6,060
Other	8,921	9,175

Total Liabilities	223,811	281,858

Net Assets	$27,873,228	$31,976,632

Net Assets Consists of:
Capital	$27,967,320	$32,076,364
Accumulated earnings (loss)	(94,092)	(99,732)

Net Assets	$27,873,228	$31,976,632

25

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

March 31, 2019

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Net Assets
Class A	$310,394	$1,727,875
Class I	27,562,834	30,248,757

Total	$27,873,228	$31,976,632

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	31,214	174,725
Class I	2,772,215	3,063,491

Total	2,803,429	3,238,216

Net Asset Values and Redemption Prices Per Share:
Class A	$9.94	$9.89

Class I	$9.94	$9.87

See Notes to the Financial Statements.

26

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended March 31, 2019

	RBC Short Duration Fixed Income Fund	RBC Ultra-Short Fixed Income Fund
Investment Income:
Interest income	$737,466	$710,406
Dividend income - affiliated	2,109	2,015

Total Investment Income	739,575	712,421
Expenses:
Investment advisory fees	76,572	57,557
Distribution fees–Class A	414	1,591
Accounting fees	54,245	52,859
Audit fees	39,484	39,484
Custodian fees	2,099	2,270
Insurance fees	4,233	4,233
Legal fees	12,372	9,912
Registrations and filing fees	35,972	38,184
Shareholder reports	25,657	29,660
Transfer agent fees–Class A	3,693	3,725
Transfer agent fees–Class I	4,428	22,660
Trustees’ fees and expenses	2,201	2,130
Interest expense	201	331
Tax expense	1,990	1,990
Other fees	4,938	5,501

Total expenses before fee waiver/reimbursement	268,499	272,087
Expenses waived/reimbursed by:
Advisor	(178,549)	(200,096)

Net expenses	89,950	71,991

Net Investment Income	649,625	640,430

Realized/Unrealized Gains/(Losses):
Net realized gains/(losses) on:
Investment transactions	(90,103)	(28,361)
Futures contracts	(16,248)	17,029

Net realized losses	(106,351)	(11,332)
Net change in unrealized appreciation/(depreciation) on:
Investments	371,517	176,834
Futures contracts	13,305	984

Net unrealized gains	384,822	177,818

Change in net assets resulting from operations	$928,096	$806,916

See Notes to the Financial Statements.

27

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Short Duration Fixed Income Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$649,625	$470,732
Net realized gains/(losses) from investments and futures contracts	(106,351)	20,513
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	384,822	(356,365)

Change in net assets resulting from operations	928,096	134,880

Distributions to Shareholders:
Class A	(10,099)	(11,711)
Class I	(648,485)	(460,660)

Change in net assets resulting from shareholder distributions	(658,584)	(472,371)

Capital Transactions:
Proceeds from shares issued	6,948,574	10,742,585
Distributions reinvested	656,834	473,759
Cost of shares redeemed	(6,009,748)	(3,902,828)

Change in net assets resulting from capital transactions	1,595,660	7,313,516

Net increase in net assets	1,865,172	6,976,025
Net Assets:
Beginning of year	26,008,056	19,032,031

End of year	$27,873,228	$26,008,056

Share Transactions:
Issued	705,880	1,077,703
Reinvested	66,706	47,627
Redeemed	(611,100)	(392,493)

Change in shares resulting from capital transactions	161,486	732,837

See Notes to the Financial Statements.

28

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
From Investment Activities
Operations:
Net investment income	$640,430	$360,501
Net realized gains/(losses) from investments and futures contracts	(11,332)	36,020
Net change in unrealized appreciation/(depreciation) on investments and futures contracts	177,818	(163,305)

Change in net assets resulting from operations	806,916	233,216

Distributions to Shareholders:
Class A	(38,945)	(18,140)
Class I	(612,342)	(348,417)

Change in net assets resulting from shareholder distributions	(651,287)	(366,557)

Capital Transactions:
Proceeds from shares issued	19,799,814	17,017,207
Distributions reinvested	645,012	367,105
Cost of shares redeemed	(12,178,066)	(8,374,669)

Change in net assets resulting from capital transactions	8,266,760	9,009,643

Net increase in net assets	8,422,389	8,876,302
Net Assets:
Beginning of year	23,554,243	14,677,941

End of year	$31,976,632	$23,554,243

Share Transactions:
Issued	2,015,256	1,722,286
Reinvested	65,588	37,162
Redeemed	(1,239,327)	(847,556)

Change in shares resulting from capital transactions	841,517	911,892

See Notes to the Financial Statements.

29

     FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/19	$ 9.85	0.24	0.09	0.33	(0.24)	—	(0.24)	$9.94
Year Ended 3/31/18	9.97	0.20	(0.12)	0.08	(0.20)	—	(0.20)	9.85
Year Ended 3/31/17	9.92	0.17	0.05	0.22	(0.17)	—	(0.17)	9.97
Year Ended 3/31/16	9.97	0.16	(0.04)	0.12	(0.17)	—	(0.17)	9.92
Year Ended 3/31/15	10.02	0.14	—(b )	0.14	(0.18)	(0.01)	(0.19)	9.97
Class I
Year Ended 3/31/19	$ 9.84	0.25	0.10	0.35	(0.25)	—	(0.25)	$9.94
Year Ended 3/31/18	9.97	0.21	(0.13)	0.08	(0.21)	—	(0.21)	9.84
Year Ended 3/31/17	9.92	0.18	0.05	0.23	(0.18)	—	(0.18)	9.97
Year Ended 3/31/16	9.97	0.17	(0.04)	0.13	(0.18)	—	(0.18)	9.92
Year Ended 3/31/15	10.02	0.15	—(b )	0.15	(0.19)	(0.01)	(0.20)	9.97

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Less than $0.01 or $(0.01) per share.

30

    FINANCIAL HIGHLIGHTS

RBC Short Duration Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/19	3.44%	$ 310	0.45%	2.41%	1.99%	48%
Year Ended 3/31/18	0.78%	526	0.45%	1.98%	1.71%	55%
Year Ended 3/31/17	2.23%	666	0.45%	1.69%	1.53%	37%
Year Ended 3/31/16	1.18%	1,305	0.45%	1.60%	1.70%	50%
Year Ended 3/31/15	1.42%	1,934	0.45%	1.45%	2.07%	57%
Class I
Year Ended 3/31/19	3.65%	$27,563	0.35%	2.55%	1.04%	48%
Year Ended 3/31/18	0.78%	25,482	0.35%	2.10%	0.99%	55%
Year Ended 3/31/17	2.33%	18,366	0.35%	1.78%	1.12%	37%
Year Ended 3/31/16	1.28%	12,925	0.35%	1.70%	1.37%	50%
Year Ended 3/31/15	1.51%	12,344	0.35%	1.55%	1.68%	57%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

See Notes to the Financial Statements.

31

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Year	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Year
Class A
Year Ended 3/31/19	$9.84	0.24	0.06	0.30	(0.25)	(0.25)	$9.89
Year Ended 3/31/18	9.90	0.18	(0.06)	0.12	(0.18)	(0.18)	9.84
Year Ended 3/31/17	9.87	0.14	0.04	0.18	(0.15)	(0.15)	9.90
Year Ended 3/31/16	9.89	0.11	—	0.11	(0.13)	(0.13)	9.87
Year Ended 3/31/15	9.99	0.08	(0.02)	0.06	(0.16)	(0.16)	9.89
Class I
Year Ended 3/31/19	$9.83	0.25	0.04	0.29	(0.25)	(0.25)	$9.87
Year Ended 3/31/18	9.88	0.19	(0.05)	0.14	(0.19)	(0.19)	9.83
Year Ended 3/31/17	9.87	0.15	0.02	0.17	(0.16)	(0.16)	9.88
Year Ended 3/31/16	9.89	0.12	—	0.12	(0.14)	(0.14)	9.87
Year Ended 3/31/15	9.98	0.10	(0.02)	0.08	(0.17)	(0.17)	9.89

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

32

    FINANCIAL HIGHLIGHTS

RBC Ultra-Short Fixed Income Fund

(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return(a)	Net Assets, End of Year (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets*	Portfolio Turnover Rate**
Class A
Year Ended 3/31/19	3.04%	$1,728	0.38%		2.41%	1.30%	57%
Year Ended 3/31/18	1.21%	1,978	0.39	%(b)	1.83%	1.54%	68%
Year Ended 3/31/17	1.84%	667	0.40%		1.41%	1.30%	52%
Year Ended 3/31/16	1.16%	4,395	0.40%		1.09%	1.25%	41%
Year Ended 3/31/15	0.62%	608	0.40%		0.78%	3.04%	63%
Class I
Year Ended 3/31/19	3.04%	$30,249	0.28%		2.57%	1.07%	57%
Year Ended 3/31/18	1.42%	21,577	0.29	%(b)	1.89%	1.08%	68%
Year Ended 3/31/17	1.74%	14,011	0.30%		1.47%	1.14%	52%
Year Ended 3/31/16	1.24%	13,482	0.30%		1.22%	1.13%	41%
Year Ended 3/31/15	0.83%	13,922	0.30%		1.03%	1.65%	63%

*

During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.

**	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(a)

Assumes investment at net asset value at the beginning of the period, reinvestment of all dividends and distributions, and a complete redemption of the investment at net asset value at the end of the period.

(b)

Beginning October 2, 2017, the net operating expenses were contractually limited to 0.38% and 0.28% of average daily net assets for Class A and Class I, respectively. The ratio of net expenses to average net assets represents a blended percentage for the period ended March 31, 2018.

See Notes to the Financial Statements.

33

     NOTES TO FINANCIAL STATEMENTS

March 31, 2019

1. Organization:

RBC Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 18 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This report includes the following two investment portfolios (each a “Fund” and collectively, the “Funds”):

- RBC Short Duration Fixed Income Fund (“Short Duration Fixed Income Fund”)

- RBC Ultra-Short Fixed Income Fund (“Ultra-Short Fixed Income Fund”)

The Funds offer Class A (formerly Class F) and Class I shares. Class A and Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM-US” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM-US.

2. Significant Accounting Policies

Each Fund is an investment company that follows accounting and reporting guidance under the Financial Accounting Standards Board. Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Fund Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange (“NYSE”).

Recent Accounting Standards:

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the Financial Accounting Standards Board issued Accounting Standards Update 2018-13 “Changes to the Disclosure Requirements for Fair Value Measurement” which modifies disclosure requirements for fair value measurements. The guidance is effective for fiscal years beginning after December 15, 2019 and for interim periods within those fiscal years. Management is currently evaluating the impact of this guidance to the Funds.

Security Valuation:

The Trust’s Board of Trustees (the “Board”) has adopted pricing and valuation procedures for determining the fair value of each Fund’s investments. Fair value of a security is considered to be the price that a fund might reasonably expect to receive upon its current sale in an orderly transaction between market participants.

Fixed income securities, including to-be-announced (“TBA”) commitments and municipal bonds, are generally valued based on evaluated prices received from third-party pricing services or from broker-dealers who make markets in the securities and are generally categorized as Level 2 in the fair value hierarchy (see “Fair Value Measurements” below for additional information). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account

34

    NOTES TO FINANCIAL STATEMENTS

multiple appropriate factors such as institutional-size trading in similar groups of securities, market spreads, interest rates, and fundamental security analytical data including yield, quality, coupon rate, maturity and type of issue.

Mortgage-related securities represent direct or indirect participation in, or are secured by and payable from, mortgage loans secured by real property and include pass-through securities and collateralized mortgage obligations. These securities may be issued or guaranteed by U.S. Government agencies or instrumentalities, or private issuers, including commercial banks, savings and loan institutions, private mortgage insurance bankers and other secondary market issuers. These mortgage-related securities are generally valued by pricing services that use broker-dealer quotations or valuation estimates from their internal pricing models. These pricing models generally consider such factors as current market data, estimated cash flows, market-based yield spreads, and estimated prepayment rates. Securities valued using such techniques and inputs are generally categorized as Level 2 in the fair value hierarchy. To the extent significant inputs are unobservable, the securities will be categorized as Level 3.

Exchange-traded futures are valued at the last sale price at the close of the market on the principal exchange on which they are traded and are categorized as Level 1 in the fair value hierarchy. Investments in open-end investment companies (mutual funds) are valued at net asset value and are categorized as Level 1 in the fair value hierarchy.

The Board has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the pricing and valuation procedures, including responsibility for determining the fair value of the Funds’ securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, and Co-Administrator, including personnel from accounting and operations, investment management, trading, risk management and compliance. The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, including a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures, and related controls. At least a quorum of the Pricing Committee shall meet more frequently, as needed, to consider and approve time-sensitive fair valuation matters. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

The Board has adopted procedures to determine the fair value of a security when a price is not available from a pricing service or broker- dealer or Fund Management determines that a price provided by a pricing service or broker-dealer does not approximate fair value. Fair valuation may also be used when a significant valuation event affecting the value of a security or market sector is determined to have occurred between the time when a security’s market closes and the time the Fund’s net asset value is calculated. The fair value of the security will be determined in good faith by the Pricing Committee in accordance with procedures and methodologies adopted by the Board. General factors used in determining the fair value of securities include, but are not limited to, fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; trading in similar securities; any restrictions on disposition of the security; and an evaluation of the forces that influence the market in which the investments are traded. These securities are either categorized as Level 2 or 3 in the fair value hierarchy, depending on the relevant inputs used.

When the Funds utilize fair valuation methods that use significant unobservable inputs to determine a security’s value, such securities will be categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s net asset value that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of it as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

35

    NOTES TO FINANCIAL STATEMENTS

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 2 and Level 3 of the fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value, and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Valuation Committee and Board.

Fair Value Measurements:

The Funds disclose the fair value of their investments in a hierarchy that categorizes investments based on the inputs to valuation techniques used to measure fair value. The three levels of the fair value hierarchy are as follows:

•    Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•    Level 2 - Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•    Level 3 - Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of March 31, 2019 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Short Duration Fixed Income Fund Assets:
Investments in Securities
Corporate Bonds	$—	$20,466,846	$—	$20,466,846
Asset Backed Securities	—	6,154,122	—	6,154,122
U.S. Government Agency Backed Mortgages	—	521,963	—	521,963
Collateralized Mortgage Obligations	—	25,583	—	25,583
Municipal Bonds	—	134,676	—	134,676
Investment Company	290,804	—	—	290,804
Other Financial Instruments*
Financial futures contracts	20,844	—	—	20,844

Total Assets	$311,648	$27,303,190	$—	$27,614,838

36

    NOTES TO FINANCIAL STATEMENTS

Liabilities:
Other Financial Instruments*
Financial futures contracts	$(13,000)	$—	$—	$(13,000)

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Ultra-Short Fixed Income Fund Assets:
Investments in Securities
Corporate Bonds	$—	$22,385,770	$—	$22,385,770
Asset Backed Securities	—	7,536,223	—	7,536,223
Municipal Bonds	—	239,715	—	239,715
U.S. Government Agency Backed Mortgages	—	799,703	—	799,703
Collateralized Mortgage Obligations	—	25,583	—	25,583
Investment Company	924,568	—	—	924,568

Total Assets	$924,568	$30,986,994	$—	$31,911,562

* Other financial instruments are futures contracts which are reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended March 31, 2019, the Funds recognized no transfers to/from Level 1 or 2. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Financial Instruments:

TBA Commitments:

The Funds may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of March 31, 2019, the Funds do not have any outstanding TBA commitments.

Derivatives:

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Funds to manage their risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk in the normal course of pursuing their investment objectives by investing in various derivative financial instruments, as described below.

Financial Futures Contracts:

The Funds entered into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase

37

    NOTES TO FINANCIAL STATEMENTS

securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

The Funds entered into U.S. Treasury Notes futures during the year ended March 31, 2019.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

Open futures contracts are shown on the Schedules of Portfolio Investments. Underlying collateral pledged for open futures contracts is the cash at brokers for financial futures contracts shown on the Statements of Assets and Liabilities at March 31, 2019.

Fair Values of Derivative Financial Instrument as of March 31, 2019
Statement of Assets and Liabilities Location
Asset Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized appreciation on futures contracts	$20,844	$—

Total	$20,844	$—

Liability Derivatives
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Interest Rate Risk:
Unrealized depreciation on futures contracts	$13,000	$—

Total	$13,000	$—

The effect of derivative instruments on the Statement of Operations during the year ended March 31, 2019 is as follows:
Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net realized Gain/(Loss) From:
Interest Rate Risk:
Financial futures contracts	$(16,248)	$17,029

Total	$(16,248)	$17,029

38

    NOTES TO FINANCIAL STATEMENTS

Derivative Instruments Categorized by Risk Exposure	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Net Change in Unrealized Appreciation/(Depreciation) From:
Interest Rate Risk:
Financial futures contracts	$13,305	$984

Total	$13,305	$984

For the year ended March 31, 2019, the average volume of derivative activities based on ending quarterly outstanding amounts are as follows:
	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Futures long position (contracts)	18	20
Futures short position (contracts)	13	9

Counterparty Credit Risk:

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter (“OTC”) derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

With exchange-traded futures, the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Affiliated Investments:

The Funds invest in other Funds of the Trust (an “Affiliated Fund”). The Funds invest in U.S. Government Money Market Fund-RBC Institutional Class 1 as a cash sweep vehicle. The income earned by the Funds from the Affiliated Fund for the period is disclosed in the Statement of Operations. The table below details the transactions of the Funds in the Affiliated Fund.

	Value March 31, 2018	Purchases	Sales	Value March 31, 2019	Dividends
Investments in U.S. Government Money Market Fund —RBC Institutional Class 1
Short Duration Fixed Income Fund	$134,403	$11,768,660	$11,612,259	$290,804	$2,109
Ultra-Short Fixed Income Fund	301,590	22,514,114	21,891,136	924,568	2,015

39

    NOTES TO FINANCIAL STATEMENTS

Credit Enhancement:

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance.

Investment Transactions and Income:

Investment transactions are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage- and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees and transfer agent fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Distributions to Shareholders:

The Funds pay out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended March 31, 2019, reclassifications for permanent differences were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Undistributed Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Short Duration Fixed Income Fund	$—	$ 8,906	$ (8,906)
Ultra-Short Fixed Income Fund	—	10,856	(10,856)

3. Agreements and Other Transactions with Affiliates:

The Trust has entered into an investment advisory agreement with RBC GAM-US under which RBC GAM-US manages each Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each Fund to pay RBC GAM-US a monthly fee based upon average

40

    NOTES TO FINANCIAL STATEMENTS

daily net assets. Under the terms of the agreement, RBC GAM-US is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Short Duration Fixed Income Fund	0.30%
Ultra-Short Fixed Income Fund	0.23%

RBC GAM-US has contractually agreed to waive fees and/or make payments in order to keep total operating expenses (excluding certain fees such as interest, taxes and acquired fund fees and expenses) of Class A and Class I shares of each Fund to the following levels. This expense limitation agreement is in place until July 31, 2020.

	Class A Annual Rate	Class I Annual Rate
Short Duration Fixed Income Fund	0.45%	0.35%
Ultra-Short Fixed Income Fund	0.38%	0.28%

Each Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by RBC GAM-US, any expenses in excess of the expense limitation and repay RBC GAM-US such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation.

The amounts subject to possible recoupment under the expense limitation agreement as of March 31, 2019 were:

	FYE 3/31/17	FYE 3/31/18	FYE 3/31/19	Total
Short Duration Fixed Income Fund	$136,119	$145,794	$178,075	$459,988
Ultra-Short Fixed Income Fund	136,853	153,278	199,362	489,493

RBC GAM-US voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to RBC GAM-US indirectly through its investment in an affiliated money market fund. These waivers are voluntary and not subject to recoupment. These amounts are included in expenses waived/reimbursed by Advisor in the Statements of Operations. For the year ended March 31, 2019, the amounts waived were as follows:

Fees Waived
Short Duration Fixed Income Fund	$474
Ultra-Short Fixed Income Fund	735

RBC GAM-US serves as co-administrator to the Funds. BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM-US does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based in part on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent trustees (trustees of the Trust who are not directors, officers or employees of the Advisor, either Co-Administrator or Distributor) an annual retainer of $54,000 ($58,000 effective October 1, 2018). The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, independent trustees receive a quarterly meeting fee of $6,500, for each in-person Board meeting attended, a meeting fee of $1,500 for each telephonic or special board meeting attended, a $1,500

41

    NOTES TO FINANCIAL STATEMENTS

fee for each Board committee meeting attended, and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. These amounts are included in the Statement of Operations in “Trustees’ fees”.

On December 30, 2013, the Advisor invested $10 million in each Fund to provide each Fund with its initial investment assets, and on March 3, 2014, invested $10,000 in Class A of each Fund to provide the initial assets for that share class. The table below shows, as of March 31, 2019, each Fund’s net assets, the shares of each Fund held by the Advisor, and the percent of total net assets represented by the Advisor’s investment.

	Net Assets	Shares held by Advisor	% of Fund Net Assets
Short Duration Fixed Income Fund	$27,873,228	949,083	33.9%
Ultra-Short Fixed Income Fund	$31,976,632	1,101,150	34.0%

4. Fund Distribution:

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor for distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The current Plan fee rate for Class A is 0.10%.

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part. For the year ended March 31, 2019, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended March 31, 2019 were as follows:

	Purchases (Excl. U.S. Gov’t)	Sales (Excl. U.S. Gov’t)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
Short Duration Fixed Income Fund	$13,212,900	$11,508,866	$ 200,750	$ 509,641
Ultra-Short Fixed Income Fund	19,487,885	10,713,994	2,564,289	3,031,732

42

    NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	Short Duration Fixed Income Fund		Ultra-Short Fixed Income Fund
	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018	For the Year Ended March 31, 2019	For the Year Ended March 31, 2018
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$—	$—	$1,059,500	$1,605,000
Distributions reinvested	10,067	11,743	38,833	18,254
Cost of shares redeemed	(228,595)	(144,285)	(1,353,369)	(302,427)

Change in Class A	$(218,528)	$(132,542)	$(255,036)	$1,320,827

Class I
Proceeds from shares issued	$6,948,574	$10,742,585	$18,740,314	$15,412,207
Distributions reinvested	646,767	462,016	606,179	348,851
Cost of shares redeemed	(5,781,153)	(3,758,543)	(10,824,697)	(8,072,242)

Change in Class I	$1,814,188	$7,446,058	$8,521,796	$7,688,816

Change in net assets resulting from capital transactions	$1,595,660	$7,313,516	$8,266,760	$9,009,643

SHARE TRANSACTIONS:
Class A
Issued	—	—	107,414	162,392
Reinvested	1,022	1,179	3,944	1,847
Redeemed	(23,230)	(14,522)	(137,571)	(30,674)

Change in Class A	(22,208)	(13,343)	(26,213)	133,565

Class I
Issued	705,880	1,077,703	1,907,842	1,559,894
Reinvested	65,684	46,448	61,644	35,315
Redeemed	(587,870)	(377,971)	(1,101,756)	(816,882)

Change in Class I	183,694	746,180	867,730	778,327

Change in shares resulting from capital transactions	161,486	732,837	841,517	911,892

7. Federal Income Taxes:

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Fund Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the years ended March 31, 2017, March 31, 2018 and March 31, 2019) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

43

    NOTES TO FINANCIAL STATEMENTS

As of and during the year ended March 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year ended March 31, 2019, the Funds did not incur any interest or penalties.

As of March 31, 2019, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost Of Investments	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Short Duration Fixed Income Fund	$27,533,293	$147,746	$(79,201)	$68,545
Ultra-Short Fixed Income Fund	31,858,101	117,959	(64,498)	53,461

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable to the tax deferral of losses on wash sales and mark to market on derivatives.

The tax character of distributions during the year ended March 31, 2019 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$658,502	$658,502	$658,502
Ultra-Short Fixed Income Fund	651,001	651,001	651,001

The tax character of distributions during the year ended March 31, 2018 were as follows:

	Distributions Paid From
	Ordinary Income	Total Taxable Distributions	Total Distributions Paid
Short Duration Fixed Income Fund	$472,397	$472,397	$472,397
Ultra-Short Fixed Income Fund	366,568	366,568	366,568

Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

44

    NOTES TO FINANCIAL STATEMENTS

As of March 31, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Short Duration Fixed Income Fund	Ultra-Short Fixed Income Fund
Undistributed ordinary income	$25,758	$285
Undistributed long term gain	—	—

Accumulated earnings	25,758	285
Distributions payable	(82)	(286)
Accumulated capital loss carryforwards	(188,313)	(153,192)
Unrealized appreciation	68,545	53,461

Total Accumulated Losses	$(94,092)	$(99,732)

As of March 31, 2019, Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund had a short-term capital loss carryforward of $76,834 and $89,033, respectively, and a long-term capital loss carryforward of $111,479 and $64,159 respectively, available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. This capital loss carryforward is not subject to expiration.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Short Duration Fixed Income Fund and Ultra-Short Fixed Income Fund did not have any deferred qualified late-year capital losses.

8. Significant Risks

Shareholder concentration risk:

As of March 31, 2019, the Funds had omnibus accounts which owned more than 10% of a Fund’s outstanding shares as shown below:

	# of Omnibus Accounts	% of Fund
Short Duration Fixed Income Fund	1	59.2%
Ultra-Short Fixed Income Fund	1	55.6%

Significant transactions by these shareholders may impact the Funds’ performance.

9. Regulation S-X Amendments

On August 17, 2018, the SEC adopted amendments to certain disclosure requirements in Securities Act Release No. 33-10532, Disclosure Update and Simplification. The Fund has adopted the amendments pertinent to Regulation S-X in this shareholder report. The amendments impacted certain disclosure presentation on the Statement of Assets and Liabilities, Statement of Changes in Net Assets and Notes to the Financial Statements.

Prior year distribution information and undistributed net investment income in the Statement of Changes in Net Assets has been modified to conform to the current year presentation in accordance with the Regulation S-X changes.

Distributions for the year ended March 31, 2018 were classified as follows:

Net Investment Income
Short Duration Fixed Income Fund
Class A	$ 11,711
Class I	460,660

45

    NOTES TO FINANCIAL STATEMENTS

Net Investment Income
Ultra-Short Fixed Income Fund
Class A	$ 18,140
Class I	348,417

Undistributed net investment income as of March 31, 2018 is as follows:

Undistributed net investment income
Short Duration Fixed Income Fund	$25,729
Ultra-Short Fixed Income Fund	0

10. Subsequent Events:

Fund Management has evaluated the impact of all subsequent events on the Funds and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

46

     REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of RBC Funds Trust and Shareholders of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC Short Duration Fixed Income Fund and RBC Ultra-Short Fixed Income Fund (two of the funds constituting RBC Funds Trust, referred to hereafter as the “Funds”) as of March 31, 2019, the related statements of operations for the year ended March 31, 2019, the statements of changes in net assets for each of the two years in the period ended March 31, 2019, including the related notes, and the financial highlights for each of the three years in the period ended March 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended March 31, 2019 and each of the financial highlights for each of the three years in the period ended March 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements as of and for the year ended March 31, 2016 and the financial highlights for each of the periods ended on or prior to March 31, 2016 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 24, 2016 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodian, transfer agent and broker. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

May 23, 2019

We have served as the auditor of one or more investment companies in the RBC Funds since 2016.

47

     OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Funds report a portion of the income dividends distributed during the fiscal year ended March 31, 2019 as U.S. Government Income as follows:

U.S. Government Income
Short Duration Fixed Income Fund	0.00%
Ultra-Short Fixed Income Fund	0.26%

For the year ended March 31, 2019, the following Funds had a qualified interest income percentage of:

Qualified Interest Income
Short Duration Fixed Income Fund	100.00%
Ultra-Short Fixed Income Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

48

     MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

Lucy Hancock Bode (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed) (1986 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Franklin Street Partners (2014 to 2018); BioSignia (2006 to 2010).

Leslie H. Garner Jr. (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, The Greater Cedar Rapids Community Foundation (2010 to present); President, Cornell College (1994 to 2010)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (68)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Faculty member (part time), University of St. Thomas (2004 to present), President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to January 2017)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Bremer Financial Corporation (2004 to present); Greater Twin Cities United Way (2012 to present); Best Buy Co. Inc. (2004 to 2013)

John A. MacDonald (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation (1988 to present); Chief Investment Officer, Chinquapin Trust Company (1999 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

49

    MANAGEMENT (UNAUDITED)

Independent Trustees(1)(2)

James R. Seward (66)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); Chartered Financial Analyst (1987 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Sooner Holdings (formerly Syntroleum Corporation) (1988 to 2015); Brookdale Senior Living Inc. (2008 to present)

William B. Taylor (73)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); Partner, Ernst & Young LLP (1982 to 2003)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: National Association of Corporate Directors-Heartland Chapter (2013 to 2018); William Henry Insurance, LLC (2005 to 2017); Balance Innovations LLC (2014 to present); Kansas City Symphony (1995 to present); Kansas University Endowment Association (2010 to present); Nelson Atkins Museum of Art (2017 to present); Breckenridge Music Festival (2017 to present)

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (55)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Number of Portfolios in Fund Complex Overseen by Trustee: 18

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

50

    MANAGEMENT (UNAUDITED)

Executive Officers(1)(3)(4)

Kathleen A. Gorman (55)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012 and Assistant Secretary, (March 2018 to present)

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (March 2018 to present); Chief Compliance Officer, RBC Funds (2006 to 2012)

Kathleen A. Hegna (52)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009 and Treasurer since March 2014

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Services, RBC Global Asset Management (U.S.) Inc. (2009 to present)

Christina M. Weber (50)

Position, Term of Office and Length of Time Served with the Trust: Chief Compliance Officer since December 2012 and Secretary since September 2017

Principal Occupation(s) During Past 5 Years: Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (June 2018 to present); Chief Compliance Officer, RBC Funds (2012 to present); Assistant Secretary, RBC Funds (2013 to 2017); Senior Compliance Officer, RBC Funds (March 2012 to December 2012)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 50 South Sixth Street, Suite 2350, Minneapolis, Minnesota 55402.

(2)

All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)

On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Fund’s Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

51

     SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class A and Class I shares.

Class A

Class A shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load). Class A shares currently include a 0.10% (10 bps) annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

52

     SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2018 through March 31, 2019.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18–3/31/19	Annualized Expense Ratio During Period 10/1/18–3/31/19
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,024.60	$2.27	0.45%
Class I	1,000.00	1,025.10	1.77	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,017.50	1.91	0.38%
Class I	1,000.00	1,018.00	1.41	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half-year period).

53

    SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/18	Ending Account Value 3/31/19	Expenses Paid During Period* 10/1/18-3/31/19	Annualized Expense Ratio During Period 10/1/18-3/31/19
Short Duration Fixed Income Fund
Class A	$1,000.00	$1,022.69	$2.27	0.45%
Class I	1,000.00	1,023.19	1.77	0.35%
Ultra-Short Fixed Income Fund
Class A	1,000.00	1,023.04	1.92	0.38%
Class I	1,000.00	1,023.54	1.41	0.28%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/365 (to reflect one half-year period).

54

     APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2018, after evaluating the services provided by RBC Global Asset Management (U.S.) Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees determined to approve the continuation of the investment advisory agreements with the Advisor (the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the services performed by the Advisor; the staffing and qualifications of the personnel responsible for operating and managing the Funds; and the Funds’ performance, fees, and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year, information presented at both a special meeting held to review requested material related to the proposed renewals and a regular meeting at which the proposed renewals were considered, and their experience with the portfolio management team with regard to other products over the years. The information included material provided by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc., an independent statistical compilation company providing comparative fee and expense information and comparative performance information for the Funds. In connection with their deliberations, the independent Trustees were advised by independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals from the Advisor, to discuss the information and the ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees noted that both the RBC Ultra-Short Fixed Income Fund and the RBC Short Duration Fixed Income Fund had outperformed their peers since inception.

The Trustees reviewed the Funds’ expense structure and advisory fees. The Trustees also considered, and viewed favorably, the Advisor’s contractual agreement to subsidize Fund expenses. The Trustees continued to be satisfied with the Advisor’s approach of providing profitability information so that the Advisor and Trustees could evaluate possible future economies of scale that might warrant contractual advisory fee breakpoints. The Trustees’ considerations included other benefits derived by the Advisor from its relationship with the Funds.

In considering the nature and quality of services provided by the Advisor to the Funds, the Trustees considered the significant depth and experience of the Advisor’s team with regard to management of shorter duration portfolios, and their demonstrated capabilities with respect to research, credit, and fundamental analysis, as well as the Advisor’s operational and compliance structure and systems. The Trustees expressed confidence in the Advisor’s investment team and were satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

Based upon their review, the Trustees determined that the advisory fees payable to the Advisor were reasonable and fair in view of the level and quality of the services to be provided by the Advisor under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees approved the Agreements and expense limitation arrangements for each Fund for an additional year. In arriving at their collective decision to approve the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

55

This Page Intentionally Left Blank

56

This Page Intentionally Left Blank

57

This Page Intentionally Left Blank

58

This Page Intentionally Left Blank

59

This Page Intentionally Left Blank

60

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended March 31, 2019.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management (U.S.) Inc. serves as investment advisor for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council® certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-FI AR 03-19

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $244,690 for 2019 and $233,080 for 2018.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2019 and $0 for 2018.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $27,860 for 2019 and $23,160 for 2018.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2019 and $0 for 2018.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1)            (A)    with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

                (B)    with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2)            such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3)            such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c)          Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) 100%

(d) N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $281,250 for 2019 and $292,000 for 2018.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment              Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated              Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), the registrant’s disclosures required by this Item are limited to any change in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

[Note that until the date that the registrant has filed its first report on Form N-PORT (17 CFR 270.150), in the certification required by Item 13(a)(2), the registrant’s certifying officers must certify that they have disclosed in the report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect the registrant’s internal control over financial reporting.]

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman

Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5-28-2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman

Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	5-28-2019

By (Signature and Title)*	/s/ Kathleen A. Hegna

Kathleen A. Hegna, Treasurer and Chief Financial Officer
(principal financial officer)

Date	5-28-2019

* Print the name and title of each signing officer under his or her signature.